USAA NATIONAL
                                TAX-EXEMPT FUNDS

                              USAA LONG-TERM FUND
                          USAA INTERMEDIATE-TERM FUND
                              USAA SHORT-TERM FUND
                       USAA TAX EXEMPT MONEY MARKET FUND


                                   PROSPECTUS

                                 AUGUST 1, 1999

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's
 Investment Objectives
 and Main Strategies?.......................................................  2
Main Risks of Investing
 in These Funds.............................................................  2
Are These Funds for You?....................................................  3
Could the Value of Your
 Investment in These
 Funds Fluctuate?...........................................................  4
Fees and Expenses...........................................................  9
Fund Investments............................................................ 10
Fund Management............................................................. 18
Using Mutual Funds in an
 Investment Program......................................................... 20
How to Invest............................................................... 21
Important Information
 About Purchases and
 Redemptions................................................................ 24
Exchanges................................................................... 25
Shareholder Information..................................................... 26
Financial Highlights........................................................ 29
Appendix A ................................................................. 33
Appendix B ................................................................. 35
Appendix C.................................................................. 36

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS invest primarily in investment-grade, tax-exempt securities differentiated by maturity limitations. The average dollar-weighted portfolio maturity for the Long-Term Fund is ten years or more, the Intermediate-Term Fund is between three and ten years, and the Short-Term Fund is three years or less.

The TAX EXEMPT MONEY MARKET FUND invests in high-quality, tax-exempt securities with maturities of 397 days or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 10 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two main risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Long-Term, Intermediate-Term, and Short-Term Funds' securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Long-Term, Intermediate-Term, and Short-Term Funds' securities may increase, which would likely increase the Funds' net asset value and total return. The Tax Exempt Money Market Fund's total return may decrease.

Other risks of investing in these Funds include call risk and structural risk.

As you consider an investment in these Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in any of these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

Any of these Funds might be appropriate as part of your investment portfolio if . . .

*  You are looking for current income that is exempt from federal income taxes.
* You are looking for a fixed income investment in bonds to balance your stock portfolio.

Any of these Funds MAY NOT be appropriate as part of your investment portfolio if . . .

* You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.
* Your current tax situation does not allow you to benefit from tax-exempt income.

Long-Term Fund

This Fund might be appropriate as part of your investment portfolio if . . .

*  You are willing to accept moderate risk.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  You are unwilling to take greater risk for long-term goals.

Intermediate-Term Fund

This Fund might be appropriate as part of your investment portfolio if . . .

*  You are willing to accept low to moderate risk.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  You are unwilling to take greater risk for intermediate-term goals.

Short-Term Fund

This Fund might be appropriate as part of your investment portfolio if . . .

*  You are looking for a short-term investment.
*  You are looking for an investment that is low risk.
*  You would like checkwriting privileges on the account.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  Your primary goal is to maximize long-term growth.
*  You need a high total return to achieve your goals.

Tax Exempt Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

*  You need to preserve principal.
*  You want a low-risk investment.
*  You need your money back within a short period.
*  You would like checkwriting privileges on the account.
* You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  You need a high total return to achieve your goals.
*  Your primary goal is long-term growth.

Each Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Long-Term, Intermediate-Term, or Short-Term Funds will fluctuate with the changing market values of the investments in these Funds. We manage the Tax Exempt Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Long-Term, Intermediate-Term, and Short-Term Funds invest typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.

The bar charts illustrate the Funds' volatility and performance from year to year for the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

Long-Term Fund

[BAR CHART]
                      CALENDAR              TOTAL
                        YEAR                RETURN

                        1989                 10.62
                        1990                  6.55
                        1991                 12.38
                        1992                  8.62
                        1993                 12.51
                        1994                 -7.92
                        1995                 18.58
                        1996                  4.47
                        1997                 10.38
                        1998                  5.97

During the periods shown in the bar chart, the highest total return for a quarter was 7.77% (quarter ending March 31, 1995) and the lowest total return for a quarter was -5.55% (quarter ending March 31, 1994).

Intermediate-Term Fund

[BAR CHART]
                      CALENDAR              TOTAL
                        YEAR                RETURN

                        1989                 9.24%
                        1990                 6.72%
                        1991                11.14%
                        1992                 8.49%
                        1993                11.47%
                        1994                -4.03%
                        1995                15.07%
                        1996                 4.49%
                        1997                 9.39%
                        1998                 6.32%

During the periods shown in the bar chart, the highest total return for a quarter was 5.50% (quarter ending March 31, 1995) and the lowest total return for a quarter was -4.63% (quarter ending March 31, 1994).

Short-Term Fund

[BAR CHART]
                      CALENDAR              TOTAL
                        YEAR                RETURN

                        1989                 7.40%
                        1990                 5.87%
                        1991                 7.70%
                        1992                 5.96%
                        1993                 5.52%
                        1994                  .82%
                        1995                 8.11%
                        1996                 4.44%
                        1997                 5.85%
                        1998                 4.95%

During the periods shown in the bar chart, the highest total return for a quarter was 3.19% (quarter ending June 30, 1989) and the lowest total return for a quarter was -1.05% (quarter ending March 31, 1994).

     THE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS -1.32% FOR THE LONG-TERM FUND, -1.03% FOR THE INTERMEDIATE-TERM FUND, AND .55% FOR THE SHORT-TERM FUND.

Long-, Intermediate-, and Short-Term Funds

The table below shows how each Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Return
  (for the periods ending       Past      Past      Past     Life of
  December 31, 1998)           1 Year    1 Year    1 Year     Fund
===============================================================================
  Long-Term Fund                5.97%     5.94%     8.01%    10.09%
-------------------------------------------------------------------------------
  Intermediate-Term Fund        6.32%     6.06%     7.72%     9.03%
-------------------------------------------------------------------------------
  Short-Term Fund               4.95%     4.81%     5.64%     6.29%
-------------------------------------------------------------------------------
  Lehman Bros.
  Municipal Bond Index*         6.48%     6.22%     8.22%    10.62%
===============================================================================

* THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

Tax Exempt Money Market Fund

[BAR CHART]
                      CALENDAR              TOTAL
                        YEAR                RETURN

                        1989                 6.30%
                        1990                 6.07%
                        1991                 4.80%
                        1992                 3.12%
                        1993                 2.38%
                        1994                 2.64%
                        1995                 3.70%
                        1996                 3.34%
                        1997                 3.46%
                        1998                 3.37%

During the periods shown in the bar chart, the highest total return for a quarter was 1.59% (quarter ending June 30, 1989) and the lowest total return for a quarter was .54% (quarter ending March 31, 1994).

     THE TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 1.49% FOR THE TAX EXEMPT MONEY MARKET FUND.

The table below shows the Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Return
  (for the periods ending       Past      Past     Past      Past
  December 31, 1998)           1 Year    1 Year   1 Year    1 Year
-------------------------------------------------------------------------------
  Tax Exempt Money Market Fund  3.37%     3.30%     3.91%    4.33%
===============================================================================

YIELD

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

All mutual funds must use the same formulas to calculate yield and effective yield.

Long-, Intermediate-, and Short-Term Funds

The Long-, Intermediate-, and Short-Term Funds may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Funds' 30-day yields for the period ended December 31, 1998, were as follows:

===============================================================================
                 Long-Term Fund            4.45%
                 Intermediate-Term Fund    4.28%
                 Short-Term Fund           3.71%
===============================================================================

Tax Exempt Money Market Fund

[SIDE BAR]
     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

The Tax Exempt Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or a tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1998, was 3.55%.

You may obtain the most current yield information for any of the Funds by calling 1-800-531-8777.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal income tax rate and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36%, the Funds' tax-equivalent yields for the period ending December 31, 1998, would be as follows:

===============================================================================
                                                      Tax-Equivalent
                                              Yield         Yield
===============================================================================
   Long-Term Fund (30 day)                    4.45%         6.95%
   Intermediate-Term Fund (30 day)            4.28%         6.69%
   Short-Term Fund (30 day)                   3.71%         5.80%
   Tax Exempt Money Market Fund (7 day)       3.55%         5.55%
===============================================================================

Using the example, to exceed the 30-day yield of the Long-Term Fund on an after-tax basis, you must find a fully taxable investment that yields more than 6.95%. Likewise, to exceed the 7-day yield of the Tax Exempt Money Market Fund, you must find a fully taxable investment that yields more than 5.55%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 35.

[SIDE BAR]
                              [TELEPHONE GRAPHIC]
                                  TouchLine(R)
                                 1-800-831-8777
                                     press
                                       1
                                      then
                                       1
                                      then
                                    4, 6, #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 43# for the Long-Term Fund, press 44# for the Intermediate-Term Fund, press 45# for the Short-Term Fund, or press 46# for the Tax Exempt Money Market Fund when asked for a Fund Code.

[SIDE BAR]
                                   NEWSPAPER
                                    SYMBOLS:

                                     TxELT
                                     TxElt
                                     TxEsh

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and then the following symbols:

                  Long-Term  Fund - "TXELT"
                  Intermediate-Term  Fund - "TXEIT"
                  Short-Term Fund - "TXESH"

[SIDE BAR]
                                TICKER SYMBOLS:

                                     USTEX
                                     USATX
                                     USSTX
                                     USEXX

If you prefer to obtain this information from an on-line computer service, you can do so by using the following ticker symbols:

              Long-Term Fund - "USTEX"
              Intermediate-Term Fund - "USATX"
              Short-Term Fund - "USSTX"
              Tax Exempt Money Market Fund - "USEXX"

FEES AND EXPENSES

This summary shows what it will cost you, directly or indirectly, to invest in the Funds.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses during the past fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets.

[SIDE BAR]
     12b-1 FEES - SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
                                 Long Term        Intermediate-
                                   Fund            Term Fund
===============================================================================
 Management Fees                   .28%               .28%
 Distribution (12b-1) Fees         None               None
 Other Expenses                    .08%               .08%
                                   ----               ----
 Total Annual Fund
    Operating Expenses             .36%               .36%
                                   ====               ====
===============================================================================
                                Short-Term       Tax Exempt Money
                                   Fund             Market Fund
===============================================================================
 Management Fees                   .28%               .28%
 Distribution (12b-1) Fees         None               None
 Other Expenses                    .10%               .10%
                                   ----               ====
 Total Annual Fund
    Operating Expenses             .38%               .38%
                                   ====               ====
===============================================================================

Example of Effect of the Funds' Operating Expenses

This example provides you a comparison of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

===============================================================================
                                  One     Three    Five     Ten
                                  Year    Years    Years    Years
===============================================================================
  Long-Term Fund                  $37     $116     $202     $456
  Intermediate-Term Fund           37      116      202      456
  Short-Term Fund                  39      122      213      480
  Tax Exempt Money Market Fund     39      122      213      480
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is each Fund's principal investment strategy?

  A Each Fund's principal investment strategy is to invest the Fund's assets in securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes, but may be subject to state and local taxes.

     These securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities.

  Q What types of tax-exempt securities will be included in each Fund's portfolio?

  A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * general obligation bonds, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *   synthetic  instruments,   which  combine  a  municipality's  long-term
         obligation to pay interest and principal with another person's obligation to repurchase the instrument on short notice; and

     * industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

  Q What are the principal risks associated with investments in tax-exempt securities?

  A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

     [CAUTION LIGHT GRAPHIC]
     CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     [CAUTION LIGHT GRAPHIC]
     MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

 Q  What other risks are associated with investments in tax-exempt securities?

 A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

    [CAUTION LIGHT GRAPHIC]
    CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

    Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

    Although  investors  certainly  appreciate  the  rise in bond  prices  when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

    [CAUTION LIGHT GRAPHIC]
    STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

  Q What are the differences between the Long-Term, Intermediate-Term, and Short-Term Funds?

  A The differences in the Funds are in the average weighted maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.

===============================================================================
                                MATURITY LIMITS
                                                  PORTFOLIO WEIGHTED
                    FUND                               AVERAGE
-------------------------------------------------------------------------------
                 Long-Term                         10 years or more
                 Intermediate-Term                 3-10 years
                 Short-Term                        3 years or less
===============================================================================

     Within these limitations, a Fund may purchase individual securities with stated maturities greater than the Fund's weighted average maturity limits. In determining a security's maturity for purposes of calculating a Fund's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturities of these Funds' portfolios, see INVESTMENT Policies in the Statement of Additional Information

  Q  Are each Fund's investments diversified in many different issuers?

  A Each Fund is considered diversified under the federal securities laws. With respect to the Long-Term Fund, Intermediate-Term Fund, and the Short-Term Fund, this means that we will not invest more than 5% in any one issuer with respect to 75% of the Funds' assets. With respect to the remaining 25% of the Funds' assets, we could invest more than 5% in any one, or more, issuers.

     With respect to the Tax Exempt Money Market Fund, we will not generally invest more than 5% of the Fund's assets in any one or more issuers. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward these limitations.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. Government securities.

  Q  Do the Funds purchase bonds guaranteed by bond insurance?

  A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

  Q Will any portion of the distributions from the Funds be subject to federal income taxes?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     *   Distributions  of  net  long-term   capital   gains  are   taxable  as
         long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

  Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

Long-, Intermediate-, and Short-Term Funds

  Q  What is the credit quality of the Fund's investments?

  A Under normal market conditions, we will invest each Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch IBCA, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for a Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Funds' Statement of Additional Information.

  Q What happens if the rating of a security is downgraded to below investment grade?

  A We will determine whether it is in the best interest of a Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce a Fund's holdings in such securities to 5% or less of a Fund's net assets, unless otherwise directed by the Board of Directors.

  Q  How are the decisions to buy and sell securities made?

  A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

Tax Exempt Money Market Fund

  Q  What is the credit quality of the Fund's investments?

  A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *   issued  or  guaranteed   by  the  U.S.  Government  or  any  agency or
         instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     *   unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk.

  Q  Who are the Nationally Recognized Statistical Rating Organizations?

  A  Current NRSROs include:

     *   Moody's Investors Service,  Inc.;
     *   Standard & Poor's Ratings Group;
     *   Fitch IBCA, Inc.;
     *   Duff & Phelps, LLC; and
     *   Thompson BankWatch, Inc.

  Q  What happens if the rating of a security is downgraded?

  A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

  Q  Will the Fund always maintain a net asset value of $1 per share?

  A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so.

[SIDE BAR]
     DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

  Q  How are the decisions to buy and sell securities made?

  A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 33.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of these Funds. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $40 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of average net assets. The fee for each Fund was computed and paid at twenty-eight one-hundredths of one percent (.28%) of average net assets for the fiscal year ended March 31, 1999. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Funds and us.

Portfolio Managers

LONG-TERM FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
KENNETH E. WILLMANN

Kenneth E. Willmann, Vice President of Fixed Income Investments, has managed the Fund since its inception in March 1982. He has 25 years investment management experience and has worked for us for 22 years. Mr. Willmann earned the Chartered Financial Analyst (CFA) designation in 1978 and is a member of the Association for Investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of
Municipal Analysts (NFMA). He holds an MBA and a BA from the University of Texas.


INTERMEDIATE-TERM AND SHORT-TERM FUNDS
[PHOTOGRAPH PORTFOLIO MANAGER]
CLIFFORD A. GLADSON

Clifford A. Gladson, Assistant Vice President of Fixed Income Investments, has managed the Funds since April 1993 and April 1994, respectively. He has 12 years investment management experience and has worked for us for nine years. Mr. Gladson earned the CFA designation in 1990 and is a member of the AIMR, SAFAS, and NFMA. He holds an MS from the University of Wisconsin, Milwaukee and a BS from Marquette University.

TAX EXEMPT MONEY MARKET FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
THOMAS G. RAMOS

Thomas G. Ramos, Vice President of Money Market Funds, has managed the Fund since August 1994. Mr. Ramos has 21 years investment management experience and has worked for us for 17 years. Mr. Ramos earned the CFA designation in 1983 and is a member of the AIMR, SAFAS, and NFMA. He holds an MBA from the University of California, an MA from St. Mary's University, and a BA from Yale University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA

Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Long-Term Fund and the Tax Exempt Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation on page 36. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 36 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to open another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

* $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50 (Except transfers from brokerage accounts into the Tax Exempt Money Market Fund, which are exempt from the minimum).

HOW TO PURCHASE

MAIL
[ENVELOPE GRAPHIC]

*    To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON
[HANDSHAKE GRAPHIC]

*    To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE
[WIRE GRAPHIC]

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Tax Exempt Fund Name
       USAA Account Number: 69384998
       Shareholder(s) Name(s)____________________________
       Shareholder(s) Mutual Fund Account Number_________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon redemption.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAM, OR TELEPHONE
[FAX MACHINE GRAPHIC]

*    Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*    Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING
[CHECK GRAPHIC]

* Checks can be issued for the Short-Term Fund and Tax Exempt Money Market Fund accounts. Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check on your Short-Term Fund results in a taxable event and is therefore reportable for federal tax purposes.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[INVESTOR GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

Each Fund reserves the right to:

 *   reject purchase or exchange orders when in the best interest of the Fund;

 * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

 * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

 * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

 *   redeem an account with less than 50 full shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 23.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

[SIDE BAR]
                                 NAV PER SHARE
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the Long-Term, Intermediate-Term, and Short-Term Funds are valued each business day at their current market value as determined by a pricing service approved by the Company's Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the Tax Exempt Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 60 days of the March 31 fiscal year end, which would be somewhere around the end of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in each Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Tax Exempt Funds (except the Tax Exempt Money Market Fund) will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of a Fund shortly before any capital gain distribution. Although in effect this would be a return of capital, these distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 15, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

  *  fails to  furnish  the Fund  with a  correct  tax  identification  number,
  *  underreports  dividend or interest income, or
  *  fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

Long-Term Fund:

                                            Year Ended March 31,
                         ----------------------------------------------------------
                              1999        1998        1997        1996        1995
                         ----------------------------------------------------------

Net asset value at
   beginning of period   $    14.00  $    13.22  $    13.17  $    12.96  $    13.20
Net investment income           .76         .78         .79         .79         .79
Net realized and
   unrealized gain (loss)      (.08)        .78         .05         .21        (.16)
Distributions from net
   investment income           (.76)       (.78)       (.79)       (.79)       (.78)
Distributions of realized
   capital gains                 -          -            -           -         (.09)
                         ----------------------------------------------------------
Net asset value at
   end of period         $    13.92  $    14.00  $    13.22  $    13.17  $    12.96
                         ==========================================================
Total return (%)*              4.98       12.04        6.51        7.88        5.07
Net assets at end of
   period (000)          $2,168,242  $2,042,525  $1,822,436  $1,804,116  $1,774,643
Ratio of expenses to
   average net assets (%)       .36         .36         .37         .37         .38
Ratio of net investment
   income to average net
   assets (%)                  5.44        5.65        5.95        5.99        6.23
Portfolio turnover (%)        29.56       35.20       40.78       53.25       64.72

-----------------

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

Intermediate-Term Fund:

                                              Year Ended March 31,
                            -------------------------------------------------------
                              1999        1998        1997        1996        1995
                            -------------------------------------------------------

Net asset value at
   beginning of period   $    13.38  $    12.77  $    12.77  $    12.50  $    12.48
Net investment income           .70         .71         .72         .71         .69
Net realized and
   unrealized gain              .01         .61         -           .27         .05
Distributions from net
   investment income           (.70)       (.71)       (.72)       (.71)       (.69)
Distributions of realized
   capital gains                -           -           -           -          (.03)
                            -------------------------------------------------------
Net asset value at
  end of period          $    13.39  $    13.38  $    12.77  $    12.77  $    12.50
                            =======================================================
Total return (%)*              5.42       10.59        5.80        7.97        6.16
Net assets at end of
  period (000)           $2,344,401  $2,039,505  $1,725,684  $1,660,039  $1,529,750
Ratio of expenses to
   average net assets (%)       .36         .37         .37         .38         .40
Ratio of net investment
   income to average net
   assets (%)                  5.21        5.42        5.65        5.54        5.63
Portfolio turnover (%)        11.85        7.87       23.05       27.51       27.26

-----------------

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

Short-Term Fund:

                                              Year Ended March 31,
                            -------------------------------------------------------
                              1999        1998        1997        1996        1995
                            -------------------------------------------------------

Net asset value at
  beginning of period    $    10.74  $    10.57  $    10.57  $    10.47  $    10.48
Net investment income           .49         .49         .49         .50         .47
Net realized and
  unrealized gain (loss)       (.02)        .17         -           .10        (.01)
Distributions from net
   investment income           (.49)       (.49)       (.49)       (.50)       (.47)
                            -------------------------------------------------------
Net asset value at
  end of period          $    10.72  $    10.74  $    10.57  $    10.57  $    10.47
                            =======================================================
Total return (%)*              4.46        6.35        4.70        5.83        4.51
Net assets at end of
  period (000)           $1,033,560  $  970,805  $  804,897  $  774,020  $  801,157
Ratio of expenses to
  average net assets (%)        .38         .39         .41         .42         .42
Ratio of net investment
  income to average net
  assets (%)                   4.55        4.57        4.60        4.73        4.50
Portfolio turnover (%)         7.34        7.91       27.67       35.99       32.61

-----------------

* Assumes reinvestment of all dividend income distributions during the period.

Tax Exempt Money Market Fund:

                                              Year Ended March 31,
                            -------------------------------------------------------
                              1999         1998       1997         1996       1995
                            -------------------------------------------------------

Net asset value at
  beginning of period    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Net investment income           .03         .03         .03         .04         .03
Distributions from net
   investment income           (.03)       (.03)       (.03)       (.04)       (.03)
                            -------------------------------------------------------
Net asset value at
  end of period          $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                            =======================================================
Total return (%)*              3.26        3.48        3.30        3.65        2.98
Net assets at end of
  period (000)           $1,767,036  $1,631,785  $1,565,634  $1,529,176  $1,456,747
Ratio of expenses to
  average net assets (%)        .38         .38         .39         .40         .39
Ratio of net investment
  income to average net
  assets (%)                   3.21        3.42        3.25        3.59        2.93

-----------------

* Assumes reinvestment of all dividend income distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:
VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Long-Term, Intermediate-Term, and Short-Term Bond Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Tax Exempt Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

*   The Funds do not earn interest on the securities until settlement,  and the
    market  value  of  the  securities  may  fluctuate   between  purchase  and
    settlement.

*   Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*   Leases,
*   Installment purchase contracts, and
*   Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

ILLIQUID SECURITIES

We may invest up to 15% of the Long-Term, Intermediate-Term, and Short-Term Funds' net assets and up to 10% of the Tax Exempt Money Market Fund's net
assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable-Equivalent Yield Table

Assuming a Federal
Marginal Tax Rate of:      28%            31%            36%         39.6%

To Match a
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:
===============================================================================
        2.00%            2.78%          2.90%          3.13%         3.31%
        2.50%            3.47%          3.62%          3.91%         4.14%
        3.00%            4.17%          4.35%          4.69%         4.97%
        3.50%            4.86%          5.07%          5.47%         5.79%
        4.00%            5.56%          5.80%          6.25%         6.62%
        4.50%            6.25%          6.52%          7.03%         7.45%
        5.00%            6.94%          7.25%          7.81%         8.28%
        5.50%            7.64%          7.97%          8.59%         9.11%
        6.00%            8.33%          8.70%          9.38%         9.93%
        6.50%            9.03%          9.42%         10.16%        10.76%
        7.00%            9.72%         10.14%         10.94%        11.59%
===============================================================================

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

      FUND TYPE/NAME             VOLATILITY
  ==============================================
  CAPITAL APPRECIATION
  ----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
  ==============================================
  ASSET ALLOCATION
  ----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
  ==============================================
  INCOME - TAXABLE
  ----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
  ==============================================
  INCOME - TAX EXEMPT
  ----------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
  ==============================================
  MONEY MARKET
  ----------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
  ----------------------------------------------

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
            ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
            ----------------------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
            ---------------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
            ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
            ---------------------------------------------------------
                            Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
             For account balance, last transaction, or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-3333

                             USAA CALIFORNIA FUNDS

                           USAA CALIFORNIA BOND FUND
                       USAA CALIFORNIA MONEY MARKET FUND

                                   PROSPECTUS

                                 AUGUST 1, 1999

Shares of the California Funds are offered only to residents of the state of California. The delivery of this Prospectus is not an offer in any state where shares of the California Funds may not lawfully be made.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of either of these Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's
 Investment Objectives
 and Main Strategies?......................................................   2
Main Risks of Investing
 in These Funds............................................................   2
Are These Funds for You?...................................................   3
Could the Value of Your
 Investment in These
 Funds Fluctuate?..........................................................   4
Fees and Expenses..........................................................   7
Fund Investments...........................................................   8
Fund Management............................................................  17
Using Mutual Funds in an
 Investment Program........................................................  19
How to Invest..............................................................  20
Important Information
 About Purchases and
 Redemptions...............................................................  23
Exchanges..................................................................  24
Shareholder Information....................................................  25
Financial Highlights.......................................................  29
Appendix A ................................................................  31
Appendix B ................................................................  33
Appendix C.................................................................  34

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing California investors with a high level of current interest income that is exempt from federal and California State income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The CALIFORNIA BOND FUND invests primarily in long-term, investment-grade California tax-exempt securities. The Fund's average dollar-weighted portfolio maturity is not restricted, but is expected to be greater than ten years.

The CALIFORNIA MONEY MARKET FUND invests in high-quality, California tax-exempt securities with maturities of 397 days or less. In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 8 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

The credit and market risks may be magnified because each Fund concentrates in California tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the California Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the California Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The California Money Market Fund's total return may decrease.

Other risks of investing in these Funds include call risk and structural risk.

As you consider an investment in any Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

California Bond Fund

This Fund might be appropriate as part of your investment portfolio if . . .

  * You are looking for current income that is exempt from California State and federal income taxes.
  * You are willing to accept moderate risk.
  * You are looking for an investment in bonds to balance your stock portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

  * You are unwilling to take greater risk for intermediate-term goals.
  * Your current tax situation does not allow you to benefit from tax-exempt income.
  * You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

California Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

  * You are looking for current income that is exempt from California State and federal income taxes.
  * You need to preserve principal.
  * You want a low-risk investment.
  * You need your money back within a short period.
  * You would like checkwriting privileges on the account.
  * You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

  * You need a high total return to achieve your goals.
  * Your primary goal is long-term growth.
  * Your current tax situation does not allow you to benefit from tax-exempt income.

Either Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the California Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the California Money Market Fund in accordance with strict Securities and Exchange Commission guidelines (SEC) designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the California Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year over the life of the Funds.

TOTAL RETURN

[SIDE BAR GRAPHIC]
     TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate total return.

California Bond Fund

[BAR CHART]
                        CALENDAR          TOTAL
                          YEAR            RETURN

                          1990             8.17%
                          1991            10.90%
                          1992             8.29%
                          1993            12.74%
                          1994            -9.32%
                          1995            21.85%
                          1996             5.39%
                          1997            10.33%
                          1998             6.89%

                * Fund began operations on August 1, 1989.

     THE CALIFORNIA BOND FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS -1.73%.

During the periods shown in the previous bar chart, the highest total return for a quarter was 9.55% (quarter ending March 31, 1995) and the lowest total return for a quarter was -7.06% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                       Since Fund's
  (for the periods ending        Past      Past      Inception on
  December 31, 1998)            1 Year    5 Years   August 1, 1989
===============================================================================
  California Bond Fund           6.89%     6.55%        7.86%
-------------------------------------------------------------------------------
  Lehman Bros. Municipal
   Bond Index*                   6.48%     6.22%        7.86%
===============================================================================

 * THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

California Money Market Fund

[BAR CHART]
                        CALENDAR          TOTAL
                          YEAR            RETURN

                          1990             5.60%
                          1991             4.39%
                          1992             2.91%
                          1993             2.26%
                          1994             2.58%
                          1995             3.64%
                          1996             3.27%
                          1997             3.35%
                          1998             3.17%

                 *Fund began operations on August 1, 1989.

     THE CALIFORNIA MONEY MARKET FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 1.35%.

During the periods shown in the bar chart, the highest total return for a quarter was 1.47% (quarter ending December 31, 1989) and the lowest total return for a quarter was .51% (quarter ending March 31, 1994).

The table below shows the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                        Since Fund's
  (for the periods ending        Past      Past       Inception on
  December 31, 1998)            1 Year    5 Years     August 1, 1989
===============================================================================
  California Money Market Fund   3.17%     3.20%          3.56%
===============================================================================

YIELD

[SIDE BAR]
    YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

    EFFECTIVE  YIELD  IS  CALCULATED  SIMILAR  TO  THE  YIELD,   HOWEVER,  WHEN
    ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

All mutual funds must use the same formulas to calculate yield and effective yield.

California Bond Fund

The California Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 1998, was 4.13%.

California Money Market Fund

The California Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1998, was 3.29%.

You may obtain the most current yield information for either of the Funds by calling 1-800-531-8777.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and California marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state marginal tax rate of 9.30%, the Effective Marginal Tax Rate would be 41.95%. Using this tax rate, the Funds' tax-equivalent yields for the period ending December 31, 1998, would be as follows:

===============================================================================
                                                       Tax-Equivalent
                                             Yield          Yield
===============================================================================
  California Bond Fund (30 day)              4.13%          7.11%
  California Money Market Fund (7 day)       3.29%          5.67%
===============================================================================

Using the example, to exceed the 30-day yield of the California Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.11%. Likewise, to exceed the 7-day yield of the California Money Market Fund, you must find a fully taxable investment that yields more than 5.67%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 33.

[SIDE BAR]
                              [TELEPHONE GRAPHIC]
                                  TouchLine(R)
                                1-800-831-8777
                                     press
                                       1
                                     then
                                       1
                                     then
                                    6, 1, #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 60# for the California Bond Fund or press 61# for the California Money Market Fund when asked for a Fund Code.

[SIDE BAR]
                                  CALIFORNIA
                                   BOND FUND
                               NEWSPAPER SYMBOL
                                     CA Bd

                                    TICKER
                                    SYMBOLS
                                     USCBX
                                     UCAXX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "CA Bd" for the California Bond Fund. If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USCBX" for the California Bond Fund or the ticker symbol "UCAXX" for the California Money Market Fund.

FEES AND EXPENSES

This summary shows what it will cost you, directly or indirectly, to invest in the Funds.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets.

[SIDE BAR]
     12B-1 FEES - SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
                                          California    California Money
                                          Bond Fund       Market Fund
===============================================================================

  Management Fees                           .32%           .32%
  Distribution (12b-1) Fees                 None           None
  Other Expenses                            .07%           .10%
                                            ----           ----
  Total Annual Fund Operating Expenses      .39%           .42%
                                            ====           ====
===============================================================================

Example of Effect of the Funds' Operating Expenses

This example provides you a comparison of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

===============================================================================
                         California        California Money
                          Bond Fund          Market Fund
===============================================================================
         1 year          $   40               $   43
         3 years            125                  135
         5 years            219                  235
        10 years            493                  530
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

 Q   What is each Fund's principal investment strategy?

 A Each Fund's principal investment strategy is to invest the Fund's assets in securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes and is exempt from California State income taxes.

     These securities include municipal debt obligations that have been issued by California and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as California tax-exempt securities. California tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the California Legislature has granted an exemption from state personal income taxes for most California municipal securities.

 Q What types of tax-exempt securities will be included in each Fund's portfolio?

 A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * general obligation bonds, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *   synthetic  instruments,   which  combine  a  municipality's  long-term
         obligation to pay interest and principal with another person's obligation to repurchase the instrument on short notice; and

     * industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and California State taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

 Q What are the principal risks associated with investments in tax-exempt securities?

 A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

     [CAUTION LIGHT GRAPHIC]
     CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     [CAUTION LIGHT GRAPHIC]
     MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

 Q  What other risks are associated with investments in tax-exempt securities?

 A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

    [CAUTION LIGHT GRAPHIC]
    CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

    Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

    Although  investors  certainly  appreciate  the  rise in bond  prices  when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

    [CAUTION LIGHT GRAPHIC]
    STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

 Q What percentage of each Fund's assets will be invested in California tax-exempt securities?

 A During normal market conditions, at least 80% of each Fund's net assets will consist of California tax-exempt securities. This policy may only be changed by a shareholder vote.

    In addition to California tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

 Q   Are each Fund's investments diversified in many different issuers?

 A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of California tax-exempt securities.

     With respect to the California Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. Government securities.

     [CAUTION LIGHT GRAPHIC]
 Q What are the potential risks associated with concentrating such a large portion of each Fund's assets in one state?

 A The Funds are subject to credit and market risks, as described above, which could be magnified by the Funds' concentration in California issues. California tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of California issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within California to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the  California  Money Market Fund may be riskier than an
     investment   in  other  types  of  money  market  funds  because  of  this concentration.

     The following are examples of just some of the events that may depress valuations for California tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that impact critical industries or large employers or that weaken real estate prices.

     * Reductions in federal or state financial aid.

     * Imbalance in the supply and demand for the state's municipal securities.

     * Developments that may change the tax treatment of California tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other considerations affecting the Funds' investments in California tax-exempt securities are summarized in the Statement of Additional Information under SPECIAL RISK CONSIDERATIONS.

 Q  Do the Funds purchase bonds guaranteed by bond insurance?

 A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

  Q Will any portion of the distributions from the Funds be subject to federal income taxes?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will be exempt from California State income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

  Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

California Bond Fund

  Q  What is the credit quality of the Fund's investments?

  A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard &

     Poor's Ratings Group (S&P), or Fitch IBCA, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's Statement of Additional Information.

 Q What happens if the rating of a security is downgraded below investment grade?

 A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Directors.

 Q   How are the decisions to buy and sell securities made?

 A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

 Q   What is the Fund's average portfolio maturity and how is it calculated?

 A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's Statement of Additional Information.

California Money Market Fund

 Q   What is the credit quality of the Fund's investments?

 A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     * issued  or  guaranteed   by  the  U.S.   Government  or  any  agency  or
       instrumentality  thereof,   including  "prerefunded"  and  "escrowed  to
       maturity" tax-exempt securities;

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     * unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk.

 Q   Who are the Nationally Recognized Statistical Rating Organizations?

 A   Current NRSROs include:

     * Moody's Investors Service, Inc.;
     * Standard & Poor's Ratings Group;
     * Fitch IBCA, Inc.;
     * Duff & Phelps, LLC; and
     * Thompson BankWatch, Inc.

 Q   What happens if the rating of a security is downgraded?

 A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

[SIDE BAR]
     DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

 Q   Will the Fund always maintain a net asset value of $1 per share?

 A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

 Q   How are the decisions to buy and sell securities made?

 A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each Fund's assets, see APPENDIX A on page 31.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of these Funds. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $40 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 1999, were equal to
 .32% of average net assets for the California Bond Fund and .32% of average net assets for the California Money Market Fund. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Funds and us.

Portfolio Managers

CALIFORNIA BOND FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
ROBERT R. PARISEAU

Robert R. Pariseau, Assistant Vice President of Fixed Income Investments, has managed the Fund since May 1995. He has 15 years investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst
(CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

CALIFORNIA MONEY MARKET FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
REGINA G. SHAFER

Regina G. Shafer, Assistant Vice President of Money Market Funds, has managed the Fund since April 1999. She has four years investment management experience and has worked for us for eight years. Ms. Shafer is a Certified Public Accountant and earned the CFA designation in 1998. She is a member of AIMR and SAFAS. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the California Bond Fund and the California Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation on page 34. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 34 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to open another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

 * $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

 ADDITIONAL PURCHASES

 * $50 (Except transfers from brokerage accounts into the California Money Market Fund, which are exempt from the minimum).

 HOW TO PURCHASE

 MAIL
[ENVELOPE GRAPHIC]

 *   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

 IN PERSON
[HANDSHAKE GRAPHIC]

 *   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

 BANK WIRE
[WIRE GRAPHIC]

 * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA California Fund Name
       USAA Account Number: 69384998
       Shareholder(s) Name(s)_________________________________
       Shareholder(s) Mutual Fund Account Number______________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]

 * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]

 * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon redemption.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAM, OR TELEPHONE
[FAX MACHINE GRAPHIC]

 *   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
 * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
 *   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING
[CHECK GRAPHIC]

 * Checks can be issued for your California Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT
PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[INVESTOR GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

Each Fund reserves the right to:

 *   reject  purchase or exchange orders when in the best interest of the Fund;

 * limit or discontinue the offering of shares of the Fund without notice to the shareholders;

 * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the
     protection   of   remaining   investors  (for   example,   if   excessive
     market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

 * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

  *  redeem an account with less than 50 full shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only California residents may exchange into a California Fund. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 22.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the

Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the California Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Company's Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors. In addition, securities with maturities of 60 days or less and all securities of the California Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 60 days of the March 31 fiscal year end, which would be somewhere around the end of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the California Bond Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the California Bond Fund shortly before any capital gain distribution. Although, in effect this would be a return of capital, these distributions are subject to taxes. If you become a resident of a state other than California, we will mail a check for proceeds of income dividends to you monthly.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 14, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

* fails to  furnish  the  Fund  with a  correct  tax  identification  number,
* underreports  dividend or interest income, or
* fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Funds during the preceding year.

California Taxation

The following is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

California law relating to the taxation of regulated investment companies was generally conformed to federal law effective January 1, 1998. Any portion of the dividends paid by the Funds and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California law including obligations of certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and Guam ("Tax-Exempt Obligations") will be exempt from California personal income tax (although not from the California franchise tax) if, as of the close of each quarter, at least 50% of the value of the Fund's assets consist of Tax-Exempt Obligations. To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they have held their shares. If shares of the Funds that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.

With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax. Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, will not be deductible by the shareholder for California personal income tax purposes.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

California Bond Fund:

                                          Year Ended March 31,
                           ----------------------------------------------------
                               1999      1998     1997        1996      1995
                           ----------------------------------------------------
Net asset value at
  beginning of period      $  11.17   $  10.50   $  10.43   $  10.10  $ 10.03
Net investment income           .59        .60        .61        .60      .59
Net realized and
  unrealized gain               .12        .67        .07        .33      .07
Distributions from net
   investment income           (.59)      (.60)      (.61)      (.60)    (.59)
Net asset value at
  end of period            $  11.29   $  11.17   $  10.50   $  10.43  $ 10.10
                           ====================================================
Total return (%)*              6.46      12.33       6.60       9.35     6.89
Net assets at end of
   period (000)            $641,653   $533,747   $440,231   $409,180  $372,877
Ratio of expenses to
  average net assets (%)        .39        .40        .41        .42      .44
Ratio of net investment
  income to average net
  assets (%)                   5.21       5.47       5.74       5.74     5.98
Portfolio turnover (%)         7.20      20.16      23.72      23.09    28.86

--------------------

 * Assumes reinvestment of all dividend income distributions during the period.

California Money Market Fund:

                                              Year Ended March 31,
                           ----------------------------------------------------
                              1999      1998       1997       1996      1995
                           ----------------------------------------------------
Net asset value at
  beginning of period      $   1.00  $    1.00   $   1.00   $   1.00  $   1.00
Net investment income           .03        .03        .03        .04       .03
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.04)     (.03)
                           ----------------------------------------------------
Net asset value at
  end of period            $   1.00  $    1.00   $   1.00   $   1.00  $   1.00
                           ====================================================
Total return (%)*              3.03       3.35       3.23       3.58      2.94
Net assets at end of
   period (000)            $439,208   $431,754   $341,128   $296,349  $266,764
Ratio of expenses to
  average net assets (%)        .42        .41        .45        .47       .47
Ratio of net investment
  income to average net
  assets (%)                   2.99       3.30       3.19       3.52      2.91

--------------------
 *Assumes reinvestment of all dividend income distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the California Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the California Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the California Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
* The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
*   Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*  Leases,
*  Installment purchase contracts, and
*  Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

ILLIQUID SECURITIES

We may invest up to 15% of the California Bond Fund's net assets and up to 10% of the California Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable-Equivalent Yield Table

COMBINED FEDERAL AND
CALIFORNIA STATE INCOME TAX RATES

Assuming a Federal
Marginal Tax Rate of:       28%           31%            36%         39.6%

and a State Rate of:       8.0%          9.3%           9.3%          9.3%

The Effective Marginal
Tax Rate Would be:      33.760%(a)    37.417%(b)     41.952%(c)    45.217%(d)

To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:

===============================================================================
        2.00%             3.02%         3.20%          3.45%         3.65%
        2.50%             3.77%         3.99%          4.31%         4.56%
        3.00%             4.53%         4.79%          5.17%         5.48%
        3.50%             5.28%         5.59%          6.03%         6.39%
        4.00%             6.04%         6.39%          6.89%         7.30%
        4.50%             6.79%         7.19%          7.75%         8.21%
        5.00%             7.55%         7.99%          8.61%         9.13%
        5.50%             8.30%         8.79%          9.47%        10.04%
        6.00%             9.06%         9.59%         10.34%        10.95%
        6.50%             9.81%        10.39%         11.20%        11.86%
        7.00%            10.57%        11.19%         12.06%        12.78%
===============================================================================

(a) Federal Rate of 28% + (California State Rate of 8.0% x (1-28%))
(b) Federal Rate of 31% + (California State Rate of 9.3% x (1-31%))
(c) Federal Rate of 36% + (California  State  Rate of 9.3% x (1-36%))
(d) Federal Rate of 39.6% + (California State Rate of 9.3% x (1-39.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

      FUND TYPE/NAME             VOLATILITY
  ==============================================
  CAPITAL APPRECIATION
  ----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
  ==============================================
  ASSET ALLOCATION
  ----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
  ==============================================
  INCOME - TAXABLE
  ----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
  ==============================================
  INCOME - TAX EXEMPT
  ----------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
  ==============================================
  MONEY MARKET
  ----------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
  ----------------------------------------------

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
            ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
            ----------------------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
            ---------------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
            ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
            ---------------------------------------------------------
                            Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
             For account balance, last transaction, or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-3333

                              USAA NEW YORK FUNDS
                            USAA NEW YORK BOND FUND
                        USAA NEW YORK MONEY MARKET FUND

                                   PROSPECTUS

                                 AUGUST 1, 1999

Shares of the New York Funds are offered only to residents of the state of New York. The delivery of this Prospectus is not an offer in any state where shares of the New York Funds may not lawfully be made.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of either of these Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's
 Investment Objectives
 and Main Strategies?.......................................................  2
Main Risks of Investing
 in These Funds.............................................................  2
Are These Funds for You?....................................................  3
Could the Value of Your
 Investment in These
 Funds Fluctuate?...........................................................  4
Fees and Expenses...........................................................  7
Fund Investments............................................................  9
Fund Management............................................................. 18
Using Mutual Funds in an
 Investment Program......................................................... 19
How to Invest............................................................... 20
Important Information
 About Purchases
 and Redemptions............................................................ 23
Exchanges................................................................... 24
Shareholder Information..................................................... 25
Financial Highlights........................................................ 29
Appendix A ................................................................. 31
Appendix B ................................................................. 33
Appendix C.................................................................. 35

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The NEW YORK BOND FUND invests primarily in long-term, investment-grade New York tax-exempt securities. The Fund's average dollar-weighted portfolio maturity is not restricted, but is expected to be greater than 10 years.

The NEW YORK MONEY MARKET FUND invests in high-quality, New York tax-exempt securities with maturities of 397 days or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in New York tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the New York Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the New York Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The New York Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

New York Bond Fund

This Fund might be appropriate as part  of  your investment  portfolio if . . .

   * You are looking for current income that is exempt from New York State and City personal income taxes and federal income taxes.
   *  You are willing to accept moderate risk.
   * You are looking for an investment in bonds to balance your stock portfolio.

This Fund MAY NOT be appropriate as part of your investment  portfolio if . . .

   *  You are unwilling to  take  greater  risk  for  intermediate-term  goals.
   * Your current tax situation does not allow you to benefit from tax-exempt income.
   * You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

New York Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

   * You are looking for current income that is exempt from New York State and City personal income taxes and federal income taxes.
   *  You need to preserve principal.
   *  You want a low-risk investment.
   *  You need your money back within a short period.
   *  You would like checkwriting privileges on the account.
   * You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

   *  You need a high total return to achieve your goals.
   *  Your primary goal is long-term growth.
   * Your current tax situation does not allow you to benefit from tax-exempt income.

Either Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the New York Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the New York Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the New York Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year over the life of the Funds.

TOTAL RETURN

[SIDE BAR GRAPHIC]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate total return.

NEW YORK BOND FUND

[BAR CHART]
                       CALENDAR           TOTAL
                         YEAR             RETURN

                         1991             13.77%
                         1992              8.96%
                         1993             13.47%
                         1994             -9.04%
                         1995             18.07%
                         1996              3.73%
                         1997             10.64%
                         1998              6.68%

                *Fund began operations on October 15, 1990.

     THE NEW YORK BOND FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS -1.38%.

During the periods shown in the previous bar chart, the highest total return for a quarter was 7.50% (quarter ending March 31, 1995) and the lowest total return for a quarter was -7.25% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
 Average Annual Total Return                          Since Fund's
 (for the periods ending        Past       Past       Inception on
 December 31, 1998)            1 Year     5 Years   October 15, 1990
===============================================================================
 New York Bond Fund            6.68%      5.63%           8.43%
-------------------------------------------------------------------------------
 Lehman Brothers
  Municipal Bond Index*        6.48%      6.22%           8.31%
===============================================================================

  * THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

New York Money Market Fund

[BAR CHART]
                       CALENDAR           TOTAL
                         YEAR             RETURN

                         1991              4.16%
                         1992              2.75%
                         1993              2.01%
                         1994              2.39%
                         1995              3.59%
                         1996              3.20%
                         1997              3.28%
                         1998              3.05%

               *Fund began operations on October 15, 1990.

THE NEW YORK MONEY MARKET FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 1.34%.

During the periods shown in the bar chart, the highest total return for a quarter was 1.13% (quarter ending March 31, 1991) and the lowest total return for a quarter was .46% (quarter ending March 31, 1994).

The table below shows the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
    Average Annual Total Returns                               Since Fund's
    (for the periods ending          Past         Past         Inception on
    December 31, 1998)              1 Year       5 Years     October 15, 1990
===============================================================================
    New York Money Market Fund       3.05%        3.10%            3.09%
===============================================================================

YIELD

[SIDE BAR]
     YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

All mutual funds must use the same formulas to calculate yield and effective yield.

New York Bond Fund

The New York Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 1998, was 4.28%.

New York Money Market Fund

The New York Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1998, was 3.16%.

You may obtain the most current yield information for either of the Funds by calling 1-800-531-8777.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and New York marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state and city marginal tax rate of 10.68%, the Effective Marginal Tax Rate would be 42.84%. Using this tax rate, the Funds' tax-equivalent yields for the period ending December 31, 1998, would be as follows:

===============================================================================
                                                    Tax-Equivalent
                                        Yield           Yield
===============================================================================
  New York Bond Fund (30 day)           4.28%           7.49%
  New York Money Market Fund (7 day)    3.16%           5.53%
===============================================================================

Using the example, to exceed the 30-day yield of the New York Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.49%. Likewise, to exceed the 7-day yield of the New York Money Market Fund, you must find a fully taxable investment that yields more than 5.53%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 33.

[SIDE BAR]
                              [TELEPHONE GRAPHIC]
                                  TouchLine(R)
                                 1-800-531-8777
                                     Press
                                       1
                                      then
                                       1
                                     then
                                    6, 3, #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 62# for the New York Bond Fund or press 63# for the New York Money Market Fund when asked for a Fund Code.

[SIDE BAR]
                                   New York
                                     Bond
                                     Fund
                                   Newspaper
                                    Symbol
                                      NYBd

                                     Ticker
                                    Symbols
                                     USNYX
                                     UNYXX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "NYBd" for the New York Bond Fund. If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USNYX" for the New York Bond Fund or the ticker symbol "UNYXX" for the New York Money Market Fund.

FEES AND EXPENSES

This summary shows what it will cost you, directly or indirectly, to invest in the Funds.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses before waivers, if any, during the past fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]

     12B-1 FEES - MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
                                          New York       New York Money
                                          Bond Fund        Market Fund
===============================================================================
  Management Fees                             .41%            .41%
  Distribution (12b-1) Fees                   None            None
  Other Expenses                              .17%            .19%
                                              ----            ----
  Total Annual Fund Operating Expenses*       .58%            .60%
                                              ====            ====
===============================================================================

   * During the year, we voluntarily limited each Fund's Total Annual Fund Operating Expenses to .50% as follows:

===============================================================================
                                          New York         New York Money
                                          Bond Fund          Market Fund
===============================================================================
  Total Annual Fund Operating Expenses        .58%            .60%
  Reimbursement from USAA Investment
    Management Company                       (.08%)          (.10%)
  Actual Fund Operating Expenses             ------          -----

  After Reimbursement                         .50%            .50%
                                              =====          =====
===============================================================================

     We have again voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA and will reimburse the Funds for all expenses in excess of that amount until August 1, 2000.

Example of Effect of the Funds' Operating Expenses

This example provides you a comparison of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

===============================================================================
                           New York           New York Money
                           Bond Fund           Market Fund
===============================================================================
         1  year            $ 59                $ 61
         3 years             186                 192
         5 years             324                 335
        10 years             726                 750
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

  Q  What is each Fund's principal investment strategy?

  A Each Fund's principal investment strategy is to invest the Fund's assets in securities issued by New York State, its political subdivisions, municipalities and public authorities, and by other governmental
     entities   if,  in   the  opinion  of  counsel,  the  interest  from  such
     obligations is excluded from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.

     These securities include municipal debt obligations that have been issued by New York and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as New York tax-exempt securities. New York tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the New York Legislature has granted an exemption from state and city personal income taxes for most New York municipal securities.

  Q What types of tax-exempt securities will be included in each Fund's portfolio?

  A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * general obligation bonds, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *   synthetic  instruments,   which  combine  a  municipality's  long-term
         obligation to pay interest and principal with another person's obligation to repurchase the instrument on short notice; and

     * industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and New York State and New York City personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

  Q What are the principal risks associated with investments in tax-exempt securities?

  A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

     [CAUTION LIGHT GRAPHIC]
     CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     [CAUTION LIGHT GRAPHIC]
     MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity.

     Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

 Q  What other risks are associated with investments in tax-exempt securities?

 A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

    [CAUTION LIGHT GRAPHIC]
    CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

    Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

    Although  investors  certainly  appreciate  the  rise in bond  prices  when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

    [CAUTION LIGHT GRAPHIC]

    STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

  Q What percentage of each Fund's assets will be invested in New York tax-exempt securities?

  A During normal market conditions, at least 80% of each Fund's net assets will consist of New York tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to New York tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and New York State and City personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

  Q  Are each Fund's investments diversified in many different issuers?

  A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of New York tax-exempt securities.

     With respect to the New York Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. Government securities.

[CAUTION LIGHT GRAPHIC]
  Q What are the potential risks associated with concentrating such a large portion of each Fund's assets in one state?

  A The Funds are subject to credit and market risks, as described above, which could be magnified by the Funds' concentration in New York issues. New York tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of New York issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within New York to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An  investment  in the New York Money  Market Fund may be riskier  than an
     investment   in  other  types  of  money  market  funds  because  of  this concentration.

     The following are examples of just some of the events that may depress valuations for New York tax-exempt securities for an extended period of time:

       * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

       * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

       * Natural or other disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

       * Bankruptcy or financial distress of a prominent municipal issuer within the state.

       * Economic issues that impact critical industries or large employers or that weaken real estate prices.

       *   Reductions in federal or state financial aid.

       * Imbalance in the supply and demand for the state's municipal securities.

       *   Developments  that  may  change  the  tax  treatment   of  New  York
           tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other  considerations   affecting  the  Funds'  investments  in  New  York
     tax-exempt securities are summarized in the Statement of Additional Information under SPECIAL RISK CONSIDERATIONS.

 Q  Do the Funds purchase bonds guaranteed by bond insurance?

 A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

  Q Will any portion of the distributions from the Funds be subject to federal income taxes?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will also be exempt from New York State and City personal income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

  Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

  A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

New York Bond Fund

  Q  What is the credit quality of the Fund's investments?

  A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings
     Group (S&P), or Fitch IBCA, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by those rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's Statement of Additional Information.

  Q What happens if the rating of a security is downgraded to below investment grade?

  A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Directors.

  Q  How are the decisions to buy and sell securities made?

  A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

  Q  What is the Fund's average portfolio maturity and how is it calculated?

  A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's Statement of Additional Information.

New York Money Market Fund

  Q  What is the credit quality of the Fund's investments?

  A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     * issued  or  guaranteed   by  the  U.S.   Government  or  any  agency  or
       instrumentality  thereof,   including  "prerefunded"  and  "escrowed  to
       maturity" tax-exempt securities;

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     * unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk.

  Q  Who are the Nationally Recognized Statistical Rating Organizations?

  A  Current NRSROs include:

     * Moody's Investors Service, Inc.;
     * Standard & Poor's Ratings Group;
     * Fitch IBCA, Inc.;
     * Duff & Phelps, LLC; and
     * Thompson BankWatch, Inc.

  Q  What happens if the rating of a security is downgraded?

  A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

[SIDE BAR]

     DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

  Q  Will the Fund always  maintain a net asset value of $1 per share?

  A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

  Q  How are the decisions to buy and sell securities made?

  A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 31.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of these Funds. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $40 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 1999, net of reimbursements, were equal to .33% of average net assets for the New York Bond Fund and .31% of average net assets for the New York Money Market Fund. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Funds and us.

Portfolio Managers

NEW YORK BOND FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
KENNETH E. WILLMANN

Kenneth E. Willmann, Vice President of Fixed Income Investments, has managed the Fund since its inception in October 1990. He has 25 years investment management experience and has worked for us for 22 years. Mr. Willmann earned the Chartered Financial Analyst (CFA) designation in 1978 and is a member of the Association for Investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of
Municipal Analysts (NFMA). He holds an MBA and a BA from the University of Texas.

NEW YORK MONEY MARKET FUND

[PHOTOGRAPH PORTFOLIO MANAGER]
THOMAS G. RAMOS

Thomas G. Ramos, Vice President of Money Market Funds, has managed the Fund since April 1999. Mr. Ramos has 21 years investment management experience and has worked for us for 17 years. Mr. Ramos earned the CFA designation in 1983 and is a member of the AIMR, SAFAS, and NFMA. He holds an MBA from the University of California, an MA from St. Mary's University, and a BA from Yale University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the New York Bond Fund and the New York Money Market Fund.

This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation on page 35. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 35 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to open another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

[MONEY GRAPHIC]
INITIAL PURCHASE

* $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50 (Except transfers from brokerage accounts into the New York Money Market Fund, which are exempt from the minimum).

HOW TO PURCHASE

[ENVELOPE GRAPHIC]
MAIL

*  To open an account, send your application and check to:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288

[HANDSHAKE GRAPHIC]
IN PERSON

*  To open an account, bring your application and check to:
     USAA Investment Management Company
     USAA Federal Savings Bank
     10750 Robert F. McDermott Freeway
     San Antonio, TX 78288

[WIRE GRAPHIC]
BANK WIRE

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
     State Street Bank and Trust Company
     Boston, MA 02101
     ABA#011000028
     Attn: USAA New York Fund Name
     USAA Account Number: 69384998
     Shareholder(s) Name(s)________________________________________
     Shareholder(s) Mutual Fund Account Number_____________________

[CALENDAR GRAPHIC]
ELECTRONIC FUNDS TRANSFER

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

[TELEPHONE GRAPHIC]
PHONE 1-800-531-8448

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon redemption.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

[FAX MACHINE GRAPHIC]
WRITTEN, FAX, TELEGRAM, OR TELEPHONE

*  Send your written instructions to:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*  Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING
[CHECK GRAPHIC]

* Checks can be issued for your New York Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

[INVESTOR GUIDE GRAPHIC]
Investor's Guide to USAA Mutual Fund Services

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA);

(3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

Each Fund reserves the right to:

*   reject purchase or exchange orders  when in  the best interest of the Fund;

* limit or discontinue the offering of shares of the Fund without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*   redeem an account  with less than 50 full shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only New York residents may exchange into a New York Fund. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 22.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the New York Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Company's Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors. In addition, securities with maturities of 60 days or less and all securities of the New York Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 60 days of the March 31 fiscal year end, which would be somewhere around the end of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the New York Bond Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the New York Bond Fund shortly before any capital gain distribution. Although, in effect this would be a return of capital, these distributions are subject to taxes. If you become a resident of a state other than New York, we will mail a check for proceeds of income dividends to you monthly.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal income tax or New York State and City personal income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 14, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number,
*   underreports dividend or interest income, or
*   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING -Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

New York Taxation

The following is only a general summary of certain state and local tax considerations generally affecting shareholders and is not intended as a substitute for careful tax planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

Each Fund intends to satisfy such requirements of applicable New York law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York Municipal Obligations (including certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and
Guam) will be exempt from New York State and New York City personal income taxes, but not New York State corporate franchise tax or New York City general corporation tax. Investment in a Fund, however, may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Funds. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Dividends and distributions derived from income (including capital gains on all New York Municipal Obligations) other than interest on qualifying New York Municipal Obligations are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. You will receive an annual notification stating your portion of each Fund's tax-exempt income attributable to qualified New York Municipal Obligations.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

NEW YORK BOND FUND:
                                           Year Ended March 31,
                           ----------------------------------------------------
                             1999       1998        1997      1996       1995
                           ----------------------------------------------------
Net asset value at
  beginning of period      $ 11.62    $ 10.94     $ 10.95    $ 10.77   $ 10.83
Net investment income          .61        .63         .64        .63       .62
Net realized and
  unrealized gain (loss)       .04        .68        (.01)       .18      (.06)
Distributions from net
  investment income           (.61)      (.63)       (.64)      (.63)     (.62)
                           ----------------------------------------------------
Net asset value at
  end of period            $ 11.66    $ 11.62     $ 10.94    $ 10.95   $ 10.77
                           ====================================================
Total return (%)*             5.73      12.24        5.89       7.67      5.42

Net assets at end of
  period (000)             $88,480    $70,611     $58,035    $53,987   $50,507
Ratio of expenses to
  average net assets (%)       .50        .50         .50        .50       .50
Ratio of expenses
  to average net
  assets excluding
  reimbursements (%)           .58        .61         .66        .69       .71
Ratio of net investment
  income to average net
  assets (%)                  5.24       5.54        5.83       5.75      5.83
Portfolio turnover (%)       27.64      49.49       41.42      74.80     74.74

----------------------

* Assumes reinvestment of all dividend income distributions during the period.

New York Money Market Fund:

                                           Year Ended March 31,
                           ----------------------------------------------------
                             1999       1998        1997      1996       1995
                           ----------------------------------------------------
Net asset value at
  beginning of period      $  1.00    $  1.00     $  1.00    $  1.00   $  1.00
Net investment income          .03        .03         .03        .04       .03
Distributions from net
  investment income           (.03)     (.03)        (.03)      (.04)     (.03)
                           ----------------------------------------------------
Net asset value at
  end of period            $  1.00    $  1.00     $  1.00    $  1.00   $  1.00
                           ====================================================

Total return (%)*             2.90       3.29        3.16       3.56      2.76

Net assets at end of
  period (000)             $68,834    $62,226     $49,996    $45,554   $27,525

Ratio of expenses to
  average net assets (%)       .50        .50         .50        .50       .50

Ratio of expenses to average
  net assets excluding
  reimbursements (%)           .60        .63         .69        .78       .85

Ratio of net investment
  income to average net
  assets (%)                  2.86       3.23        3.12       3.47      2.74

---------------------

* Assumes reinvestment of all dividend income distributions during the period.

                                  APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the New York Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the New York Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the New York Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS
We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
* The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
*   Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*   Leases,
*   Installment purchase contracts, and
*   Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

ILLIQUID SECURITIES

We may invest up to 15% of the New York Bond Fund's net assets and up to 10% of the New York Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable-Equivalent Yield Table

COMBINED 1999 FEDERAL INCOME TAX AND
NEW YORK STATE PERSONAL INCOME TAX RATES

Assuming a Federal
Marginal Tax Rate of:          28%          31%            36%         39.6%

and a State Rate of:         6.85%        6.85%          6.85%         6.85%

The Effective Marginal
Tax Rate Would be:        32.9320%(a)  35.7265%(b)    40.3840%(c)   43.7374%(d)

To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:
===============================================================================
        2.00%             2.98%         3.11%          3.35%         3.55%
        2.50%             3.73%         3.89%          4.19%         4.44%
        3.00%             4.47%         4.67%          5.03%         5.33%
        3.50%             5.22%         5.45%          5.87%         6.22%
        4.00%             5.96%         6.22%          6.71%         7.11%
        4.50%             6.71%         7.00%          7.55%         8.00%
        5.00%             7.46%         7.78%          8.39%         8.89%
        5.50%             8.20%         8.56%          9.23%         9.78%
        6.00%             8.95%         9.34%         10.06%        10.66%
        6.50%             9.69%        10.11%         10.90%        11.55%
        7.00%            10.44%        10.89%         11.74%        12.44%
===============================================================================

(a) Federal  Rate of 28% + (New York State Rate of 6.85% x (1-28%))
(b) Federal Rate of 31% + (New York State Rate of 6.85% x (1-31%))
(c) Federal Rate of 36% + (New York  State Rate of 6.85% x (1-36%))
(d) Federal  Rate of 39.6% + (New York State Rate of 6.85% x (1-39.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

Taxable-Equivalent Yield Table

COMBINED 1999 FEDERAL INCOME TAX
AND NEW YORK STATE AND NEW YORK CITY
PERSONAL INCOME TAX RATES

Assuming a Federal
Marginal Tax Rate of:         28%          31%           36%          39.6%

and a Combined State
and City Rate of:          10.68%       10.68%        10.68%         10.68%

The Effective Marginal
Tax Rate Would be:       35.6896%(e)  38.3692%(f)   42.8352%(g)    46.0507%(h)

To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:

===============================================================================
        2.00%             3.11%         3.25%          3.50%         3.71%
        2.50%             3.89%         4.06%          4.37%         4.63%
        3.00%             4.66%         4.87%          5.25%         5.56%
        3.50%             5.44%         5.68%          6.12%         6.49%
        4.00%             6.22%         6.49%          7.00%         7.41%
        4.50%             7.00%         7.30%          7.87%         8.34%
        5.00%             7.77%         8.11%          8.75%         9.27%
        5.50%             8.55%         8.92%          9.62%        10.19%
        6.00%             9.33%         9.74%         10.50%        11.12%
        6.50%            10.11%        10.55%         11.37%        12.05%
        7.00%            10.88%        11.36%         12.25%        12.98%
===============================================================================

(e) Federal Rate of 28% + (New York State Rate of 6.85% + City Rate of 3.83 x (1-28%))
(f) Federal Rate of 31% + (New York State Rate of 6.85% + City Rate of 3.83 x (1-31%))
(g) Federal Rate of 36% + (New York State Rate of 6.85% + City Rate of 3.83 x (1-36%))
(h) Federal Rate of 39.6% + (New York State Rate of 6.85% + City Rate of 3.83 x (1-39.6%))

WHERE APPLICABLE, THE TABLE ASSUMES THE HIGHEST STATE AND CITY RATE CORRESPONDING TO THE FEDERAL MARGINAL TAX RATE. AN INVESTOR'S TAX RATES MAY EXCEED THE RATES SHOWN IN THE ABOVE TABLES IF SUCH INVESTOR DOES NOT ITEMIZE DEDUCTIONS FOR FEDERAL INCOME TAX PURPOSES OR DUE TO THE REDUCTION OR POSSIBLE ELIMINATION OF THE PERSONAL EXEMPTION DEDUCTION FOR HIGH-INCOME TAXPAYERS AND AN OVERALL LIMIT ON ITEMIZED DEDUCTIONS. FOR TAXPAYERS WHO PAY ALTERNATIVE MINIMUM TAX, TAX-FREE YIELDS MAY BE EQUIVALENT TO LOWER TAXABLE YIELDS THAN THOSE SHOWN ABOVE. LIKEWISE, FOR SHAREHOLDERS WHO ARE SUBJECT TO INCOME TAXATION BY STATES OTHER THAN NEW YORK, TAX-FREE YIELDS MAY BE EQUIVALENT TO LOWER TAXABLE YIELDS THAN THOSE SHOWN ABOVE. THE ABOVE TABLES DO NOT APPLY TO CORPORATE INVESTORS.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

      FUND TYPE/NAME             VOLATILITY
  ==============================================
  CAPITAL APPRECIATION
  ----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
  ==============================================
  ASSET ALLOCATION
  ----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
  ==============================================
  INCOME - TAXABLE
  ----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
  ==============================================
  INCOME - TAX EXEMPT
  ----------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
  ==============================================
  MONEY MARKET
  ----------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
  ----------------------------------------------

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI) or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
            ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
            ----------------------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
            ---------------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
            ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
            ---------------------------------------------------------
                            Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
             For account balance, last transaction, or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                    Investment Company Act File No. 811-3333

                              USAA VIRGINIA FUNDS

                            USAA VIRGINIA BOND FUND
                        USAA VIRGINIA MONEY MARKET FUND

                                   PROSPECTUS

                                 AUGUST 1, 1999

Shares of the Virginia Funds are offered only to residents of the Commonwealth of Virginia. The delivery of this Prospectus is not an offer in any state where shares of the Virginia Funds may not lawfully be made.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of either of these Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's
 Investment Objectives
 and Main Strategies?.......................................................  2
Main Risks of Investing
 in These Funds.............................................................  2
Are These Funds for You?....................................................  3
Could the Value of Your
 Investment in These
 Funds Fluctuate?...........................................................  4
Fees and Expenses...........................................................  7
Fund Investments............................................................  9
Fund Management............................................................. 18
Using Mutual Funds in an
 Investment Program......................................................... 19
How to Invest............................................................... 20
Important Information
 About Purchases and
 Redemptions................................................................ 23
Exchanges................................................................... 24
Shareholder Information..................................................... 25
Financial Highlights........................................................ 29
Appendix A ................................................................. 31
Appendix B ................................................................. 33
Appendix C ................................................................. 34

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The VIRGINIA BOND FUND invests primarily in long-term, investment-grade Virginia tax-exempt securities. The Fund's average dollar-weighted portfolio maturity is not restricted, but is expected to be greater than 10 years.

The VIRGINIA MONEY MARKET FUND invests in high-quality, Virginia tax-exempt securities with maturities of 397 days or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

* MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in Virginia tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Virginia Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Virginia Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The Virginia Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Virginia Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

Virginia Bond Fund

This Fund might be appropriate as part of your investment portfolio if . . .

* You are looking for current income that is exempt from Virginia state and federal income taxes.
*  You are willing to accept moderate risk.
*  You are looking for an investment in bonds to balance your stock portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  You are unwilling to take greater risk for intermediate-term goals.
* Your current tax situation does not allow you to benefit from tax-exempt income.
* You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

Virginia Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

* You are looking for current income that is exempt from Virginia state and federal income taxes.
*  You need to preserve principal.
*  You want a low-risk investment.
*  You need your money back within a short period.
*  You would like checkwriting privileges on the account.
* You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

*  You need a high total return to achieve your goals.
*  Your primary goal is long-term growth.
* Your current tax situation does not allow you to benefit from tax-exempt income.

Either Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Virginia Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Virginia Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Virginia Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year over the life of the Funds.

TOTAL RETURN

[SIDE BAR]

     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate total return.

Virginia Bond Fund

[BAR CHART]

                       CALENDAR              TOTAL
                         YEAR                RETURN

                        1991                 11.72%
                        1992                  8.49%
                        1993                 12.67%
                        1994                 -6.32%
                        1995                 17.08%
                        1996                  5.06%
                        1997                  9.50%
                        1998                  6.04%

                 *Fund began operations on October 15, 1990.

     THE VIRGINIA BOND FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS -.92%.

During the periods shown in the bar chart, the highest total return for a quarter was 7.72% (quarter ending March 31, 1995) and the lowest total return for a quarter was -5.34% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
   Average Annual Total Returns                             Since Fund's
   (for the periods ending         Past         Past        Inception on
   December 31, 1998)             1 Year       5 Years    October 15, 1990
===============================================================================
   Virginia Bond Fund              6.04%        6.00%          8.09%
-------------------------------------------------------------------------------
   Lehman Brothers
     Municipal Bond Index*         6.48%        6.22%          8.31%
===============================================================================

* THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

Virginia Money Market Fund

[BAR CHART]

                       CALENDAR              TOTAL
                         YEAR                RETURN

                        1991                  4.50%
                        1992                  2.91%
                        1993                  2.20%
                        1994                  2.54%
                        1995                  3.52%
                        1996                  3.17%
                        1997                  3.31%
                        1998                  3.14%

               *Fund began operations on October 15, 1990.

    THE VIRGINIA MONEY MARKET FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 1.33%.

During the periods shown in the bar chart, the highest total return for a quarter was 1.20% (quarter ending March 31, 1991) and the lowest total return for a quarter was .49% (quarter ending March 31, 1994).

The table below shows the Fund's average annual returns for the one- and five-year periods as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                              Since Fund's
  (for the periods ending           Past        Past        Inception on
  December 31, 1998)               1 Year      5 Years     October 15, 1990
===============================================================================
  Virginia Money Market Fund       3.14%        3.14%           3.21%
===============================================================================

YIELD

[SIDE BAR]

     YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

All mutual funds must use the same formulas to calculate yield and effective yield.

Virginia Bond Fund

The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 1998, was 4.42%.

Virginia Money Market Fund

The Virginia Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1998, was 3.20%.

You may obtain the most current yield information for either of the Funds by calling 1-800-531-8777.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and Virginia marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state marginal tax rate of 5.75%, the Effective Marginal Tax Rate would be 39.68%. Using this tax rate, the Funds' tax-equivalent yields for the period ending December 31, 1998, would be as follows:

===============================================================================
                                                 Tax-Equivalent
                                        Yield         Yield
===============================================================================
   Virginia Bond Fund (30 day)          4.42%         7.33%
-------------------------------------------------------------------------------
   Virginia Money Market Fund (7 day)   3.20%         5.31%
===============================================================================

Using the example, to exceed the 30-day yield of the Virginia Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.33%. Likewise, to exceed the 7-day yield of the Virginia Money Market Fund, you must find a fully taxable investment that yields more than 5.31%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 33.

[SIDE BAR]
                              [TELEPHONE GRAPHIC]
                                  TouchLine(R)
                                1-800-531-8777
                                     press
                                       1
                                     then
                                       1
                                     then
                                    6, 5, #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 64# for the Virginia Bond Fund or press 65# for the Virginia Money Market Fund when asked for a Fund Code.

[SIDE BAR]
                                   VIRGINIA
                                   BOND FUND
                                   NEWSPAPER
                                    SYMBOL
                                     VA Bd

                                    TICKER
                                    SYMBOLS
                                     USVAX
                                     UVAXX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "VA Bd" for the Virginia Bond Fund. If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USVAX" for the Virginia Bond Fund or the ticker symbol "UVAXX" for the Virginia Money Market Fund.

FEES AND EXPENSES

This summary shows what it will cost you, directly or indirectly, to invest in the Funds.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses before waivers, if any, during the past fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]

     12B-1 FEES - SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
                                         Virginia       Virginia Money
                                         Bond Fund       Market Fund
===============================================================================
  Management Fees                          .33%             .33%
  Distribution (12b-1) Fees                None             None
  Other Expenses                           .10%             .17%
                                           ----             ----
  Total Annual Fund Operating Expenses*    .43%             .50%
                                           ====             ====
===============================================================================

_____________

* During the year, we voluntarily limited each Fund's Total Annual Fund Operating Expenses to .50% of its ANA. However, the Total Fund Operating Expenses for the Virginia Bond Fund did not exceed the limitation, therefore, no reimbursements were required. With respect to the Virginia Money Market Fund, the Total Fund Operating Expenses were .502%, therefore, we reimbursed the Fund $3,700. We have again voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA and will reimburse the Funds for all expenses in excess of that amount until August 1, 2000.

Example of Effect of the Funds' Operating Expenses

This example provides you a comparison of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

===============================================================================
                        Virginia       Virginia Money
                        Bond Fund        Market Fund
===============================================================================
          1  year        $ 44              $ 51
          3 years         138               160
          5 years         241               280
         10 years         542               628
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

 Q  What is each Fund's principal investment strategy?

 A Each Fund's principal investment strategy is to invest the Fund's assets in securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from Virginia state income taxes.

    These securities include municipal debt obligations that have been issued by Virginia and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Virginia tax-exempt securities. Virginia tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

    Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the Virginia Legislature has granted an exemption from state personal income taxes for most Virginia municipal securities.

 Q What types of tax-exempt securities will be included in each Fund's portfolio?

 A Each Fund's assets may be invested in any of the following tax-exempt securities:

    * general obligation bonds, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

    * revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

    * lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation;

    * synthetic   instruments,   which  combine  a   municipality's   long-term
      obligation to pay interest and principal with another person's obligation to repurchase the instrument on short notice; and

    * industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

    As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and Virginia state income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

 Q What are the principal risks associated with investments in tax-exempt securities?

 A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

    [CAUTION LIGHT GRAPHIC]
    CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

    When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

    [CAUTION LIGHT GRAPHIC]
    MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

 Q  What other risks are associated with investments in tax-exempt securities?

 A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

    [CAUTION LIGHT GRAPHIC]
    CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

    Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

    Although  investors  certainly  appreciate  the  rise in bond  prices  when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

    [CAUTION LIGHT GRAPHIC]
    STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

 Q What percentage of each Fund's assets will be invested in Virginia tax-exempt securities?

 A During normal market conditions, at least 80% of each Fund's net assets will consist of Virginia tax-exempt securities. This policy may only be changed by a shareholder vote.

    In addition to Virginia tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

 Q  Are each Fund's investments diversified in many different issuers?

 A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Virginia tax-exempt securities.

    With respect to the Virginia Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

    We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. Government securities.

    [CAUTION LIGHT GRAPHIC]

 Q What are the potential risks associated with concentrating such a large portion of each Fund's assets in one state?

 A The Funds are subject to credit and market risks, as described above, which could be magnified by the Funds' concentration in Virginia issues. Virginia tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Virginia issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Virginia to a much greater degree than a more diversified national fund.

    A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

    An  investment  in the  Virginia  Money  Market Fund may be riskier than an
    investment   in  other  types  of  money  market  funds   because  of  this
    concentration.

    The following are examples of just some of the events that may depress valuations for Virginia tax-exempt securities for an extended period of time:

    * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

    * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

    * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

    * Bankruptcy or financial distress of a prominent municipal issuer within the state.

    * Economic issues that impact critical industries or large employers or that weaken real estate prices.

    * Reductions in federal or state financial aid.

    * Imbalance in the supply and demand for the state's municipal securities.

    * Developments that may change the tax treatment of Virginia tax-exempt securities.

    In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

    Other   considerations   affecting  the  Funds'   investments  in  Virginia
    tax-exempt securities are summarized in the Statement of Additional Information under SPECIAL RISK CONSIDERATIONS.

 Q  Do the Funds purchase bonds guaranteed by bond insurance?

 A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

 Q Will any portion of the distributions from the Funds be subject to federal income taxes?

 A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will be exempt from Virginia state income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

    However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

    * Distributions of net short-term capital gains are taxable as ordinary income.

    * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

    * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

 Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

 A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

Virginia Bond Fund

 Q  What is the credit quality of the Fund's investments?

 A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch IBCA, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by those rating agencies, we must determine that the security is of equivalent investment quality.

    In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

    On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

    You will find a complete description of the above tax-exempt ratings in the Fund's Statement of Additional Information.

 Q What happens if the rating of a security is downgraded to below investment grade?

 A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Directors.

 Q  How are the decisions to buy and sell securities made?

 A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

 Q  What is the Fund's average portfolio maturity and how is it calculated?

 A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than 10 years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's Statement of Additional Information.

Virginia Money Market Fund

 Q  What is the credit quality of the Fund's investments?

 A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

    * issued  or   guaranteed   by  the  U.S.   Government  or  any  agency  or
      instrumentality   thereof,   including  "prerefunded"  and  "escrowed  to
      maturity" tax-exempt securities;

    * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

    * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

    * unrated but determined by us to be of comparable quality.

    In addition, we must consider whether a particular investment presents minimal credit risk.

 Q  Who are the Nationally Recognized Statistical Rating Organizations?

 A  Current NRSROs include:

    * Moody's Investors Service, Inc.;
    * Standard & Poor's Ratings Group;
    * Fitch IBCA, Inc.;
    * Duff & Phelps, LLC; and
    * Thompson BankWatch, Inc.

 Q  What happens if the rating of a security is downgraded?

 A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

 Q  Will the Fund always maintain a net asset value of $1 per share?

[SIDE BAR]
    DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

 A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

    For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

    There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

    Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

 Q  How are the decisions to buy and sell securities made?

 A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each Fund's assets, see APPENDIX A on page 31.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of these Funds. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $40 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 1999, were equal to
 .33%  of  average  net  assets  for  the   Virginia   Bond  Fund  and,  net  of
reimbursements, .33% of average net assets for the Virginia Money Market Fund. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Funds and us.

Portfolio Managers

VIRGINIA BOND FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
ROBERT R. PARISEAU

Robert R. Pariseau, Assistant Vice President of Fixed Income Investments, has managed the Fund since May 1995. He has 15 years investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst
(CFA) designation in 1987 and is a member of the Association for investment Management and Research (AIMR), San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

VIRGINIA MONEY MARKET FUND
[PHOTOGRAPH PORTFOLIO MANAGER]
REGINA G. SHAFER

Regina G. Shafer, Assistant Vice President of Money Market Funds, has managed the Fund since April 1999. She has four years investment management experience and has worked for us for eight years. Ms. Shafer is a Certified Public Accountant and earned the CFA designation in 1998. She is a member of AIMR and SAFAS. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Virginia Bond Fund and the Virginia Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation on page 34. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 34 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to open another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

* $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50 (Except transfers from brokerage accounts into the Virginia Money Market Fund, which are exempt from the minimum).

HOW TO PURCHASE

MAIL
[ENVELOPE GRAPHIC]

*  To open an account, send your application and check to:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288

IN PERSON
[HANDSHAKE GRAPHIC]

*  To open an account, bring your application and check to:
     USAA Investment Management Company
     USAA Federal Savings Bank
     10750 Robert F. McDermott Freeway
     San Antonio, TX 78288

BANK WIRE
[WIRE GRAPHIC]

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
     State Street Bank and Trust Company
     Boston, MA 02101
     ABA#011000028
     Attn: USAA Virginia Fund Name
     USAA Account Number: 69384998
     Shareholder(s) Name(s)_______________________________________
     Shareholder(s) Mutual Fund Account Number____________________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon redemption.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAM, OR TELEPHONE
[FAX MACHINE GRAPHIC]

*  Send your written instructions to:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*  Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING
[CHECK GRAPHIC]

* Checks can be issued for your Virginia Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[INVESTOR GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA);

(3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

Each Fund reserves the right to:

*  reject purchase or exchange orders when in the best interest of the Fund;

* limit or discontinue the offering of shares of the Fund without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

*  redeem an account with less than 50 full shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Virginia residents may exchange into a Virginia Fund. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 22.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the Virginia Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Company's Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Directors. In addition, securities with maturities of 60 days or less and all securities of the Virginia Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 60 days of the March 31 fiscal year end, which would be somewhere around the end of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Virginia Bond Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the Virginia Bond Fund shortly before any capital gain distribution. Although, in effect this would be a return of capital, these distributions are subject to taxes. If you become a resident of a state other than Virginia, we will mail a check for proceeds of income dividends to you monthly.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 14, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*  fails to furnish the Fund with a correct tax identification number,
*  underreports dividend or interest income, or
*  fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

Virginia Taxation

The following is only a summary of some of the important Virginia personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

Dividends paid by the Funds and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth, which pay interest excludable from federal gross income, or derived from obligations of the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends (1) paid by the Funds,
(2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends is derived from interest on obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.

As a general rule, distribution of short-term capital gains realized by the Funds will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you regardless of how long you have held the shares.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

Virginia Bond Fund:

                                       Year Ended March 31,
                        -------------------------------------------------------
                          1999       1998        1997       1996        1995
                        -------------------------------------------------------
Net asset value at
  beginning of period   $  11.49   $  10.92    $  10.93    $  10.76   $  10.71
Net investment income        .60        .62         .63         .63        .62
Net realized and
  unrealized gain (loss)     .03        .57        (.01)        .17        .05
Distributions from net
  investment income         (.60)      (.62)       (.63)       (.63)      (.62)
Net asset value at
  end of period         $  11.52   $  11.49    $  10.92    $  10.93   $  10.76
                        =======================================================
Total return (%)*           5.62      11.13        5.82        7.57       6.61
Net assets at end of
  period (000)          $402,352   $346,246    $292,914    $267,111   $238,920
Ratio of expenses to
  average net assets (%)     .43        .44         .46         .48        .50
Ratio of net investment
  income to average net
  assets (%)                5.22       5.48        5.76        5.74       5.95
Portfolio turnover (%)     10.55      14.24       26.84       27.20      27.77
---------------------

* Assumes reinvestment of all dividend income distributions during the period.

Virginia Money Market Fund:

                                           Year Ended March 31,
                        -------------------------------------------------------
                             1999       1998       1997        1996       1995
                        -------------------------------------------------------
Net asset value at
  beginning of period     $   1.00   $   1.00   $   1.00     $   1.00   $  1.00
Net investment income          .03        .03        .03          .03       .03
Distributions from net
  investment income           (.03)      (.03)      (.03)        (.03)     (.03)
                        -------------------------------------------------------
Net asset value at
  end of period           $   1.00   $   1.00   $   1.00     $   1.00   $  1.00
                        =======================================================
Total return (%)*             2.98       3.34       3.14         3.42      2.91
Net assets at end of
  period (000)            $138,416   $122,509   $113,330     $110,308   $98,049
Ratio of expenses to
  average net assets  (%)      .50        .50        .50          .50       .50
Ratio of expenses to
  average net assets excluding
  reimbursements (%)           .50        .51        .53          .55       .56
Ratio of net investment
  income to average net
  assets (%)                  2.93       3.29       3.10         3.36      2.88
---------------------

*  Assumes reinvestment of all dividend income distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Virginia Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Virginia Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Virginia Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

*  The Funds do not earn interest on the securities until  settlement,  and the
   market  value  of  the  securities  may  fluctuate   between   purchase  and
   settlement.

*  Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*  Leases,
*  Installment purchase contracts, and
*  Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

ILLIQUID SECURITIES

We may invest up to 15% of the Virginia Bond Fund's net assets and up to 10% of the Virginia Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable-Equivalent Yield Table

COMBINED FEDERAL AND
VIRGINIA STATE INCOME TAX

Assuming a Federal
Marginal Tax Rate of:       28%           31%            36%         39.6%
and a State Rate of:      5.75%         5.75%          5.75%         5.75%
The Effective Marginal
Tax Rate Would be:      32.140%(a)    34.968%(b)     39.680%(c)    43.073%(d)
To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:

===============================================================================
        2.00%             2.95%         3.08%          3.32%         3.51%
        2.50%             3.68%         3.84%          4.14%         4.39%
        3.00%             4.42%         4.61%          4.97%         5.27%
        3.50%             5.16%         5.38%          5.80%         6.15%
        4.00%             5.89%         6.15%          6.63%         7.03%
        4.50%             6.63%         6.92%          7.46%         7.90%
        5.00%             7.37%         7.69%          8.29%         8.78%
        5.50%             8.10%         8.46%          9.12%         9.66%
        6.00%             8.84%         9.23%          9.95%        10.54%
        6.50%             9.58%        10.00%         10.78%        11.42%
        7.00%            10.32%        10.76%         11.60%        12.30%
===============================================================================

(a) Federal Rate of 28% + (Virginia  State Rate of 5.75% x (1-28%))
(b) Federal Rate of 31% + (Virginia  State Rate of 5.75% x (1-31%))
(c) Federal Rate of 36% + (Virginia  State  Rate of  5.75% x  (1-36%))
(d) Federal  Rate of  39.6% + (Virginia State Rate of 5.75% x (1-39.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

       FUND TYPE/NAME            VOLATILITY
  ==============================================
  CAPITAL APPRECIATION
  ----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
  ==============================================
  ASSET ALLOCATION
  ----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
  ==============================================
  INCOME - TAXABLE
  ----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
  ==============================================
  INCOME - TAX EXEMPT
  ----------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
  ==============================================
  MONEY MARKET
  ----------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
  ----------------------------------------------

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
           ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
           ----------------------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
           ---------------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
           ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
           ---------------------------------------------------------
                            Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
             For account balance, last transaction, or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                    Investment Company Act File No. 811-3333

USAA              USAA                                   STATEMENT OF
EAGLE             TAX EXEMPT                             ADDITIONAL INFORMATION
LOGO              FUND, INC.                             August 1, 1999
-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                    (Long-Term Fund, Intermediate-Term Fund,
               Short-Term Fund, and Tax Exempt Money Market Fund)

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, four of which are described in this Statement of Additional Information (SAI): the Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, and Tax Exempt Money Market Fund (collectively, the Funds). Each Fund is classified as diversified and has a common investment objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1999, for the Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1999, are included in the accompanying Annual Report to Shareholders of that date and are incorporated by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

         PAGE

           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           6   Investment Restrictions
           7   Portfolio Transactions
           8   Description of Shares
           9   Tax Considerations
          11   Directors and Officers of the Company
          14   The Company's Manager
          15   General Information
          15   Calculation of Performance Data
          17   Appendix A - Tax-Exempt Securities and Their Ratings
          20   Appendix B - Comparison of Fund Performance
          23   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the TAX EXEMPT MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Tax Exempt Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Tax Exempt Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Fund or Tax Exempt Money Market Fund may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of an account in either the Short-Term Fund or Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfers from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Long-Term Fund, the Intermediate-Term Fund, and the Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of these Funds' investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days.

Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Under the restrictions, each Fund may not:

 (1) with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
     Act) if, as a result, the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer;

 (2) purchase more than 10% of the outstanding voting securities of any issuer;

 (3) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in either (i) the securities of issuers conducting their principal activities in the same state, or (ii) the securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, etc.; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Tax Exempt Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (7) invest in issuers for the purpose of exercising control of management;

 (8) issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis as permitted by
     Section 18(f)(2);

 (9) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (10)purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (11)lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (12)purchase on margin or sell short;

 (13)purchase or sell commodities or commodities contracts;

 (14)invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization, or purchase of assets approved by the shareholders; or

 (15)invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Each Fund may not:

 (1) invest  more than 15% (10% with  respect  to the Tax Exempt  Money  Market
     Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Long-Term, Intermediate-Term, and Short-Term Funds' portfolios appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the Funds' portfolio turnover rates were as follows:

         FUND                  1998            1999
         -----                 ----            ----
         Long-Term            35.20%          29.56%
         Intermediate-Term     7.87%          11.85%
         Short-Term            7.91%           7.34%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, four of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the Long-Term, Intermediate-Term and Short-Term Funds in March 1982 and began offering shares of the Tax Exempt Money Market Fund in February 1984.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Long-Term, Intermediate-Term, or Short-Term Funds should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

STATE AND LOCAL TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 52

President and Chief Operating Officer of United Services Automobile Association
(USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 57

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 64

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 54

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 64

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Director
Age: 53

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 56

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 51

Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary, of each of the remaining funds within the USAA Family of Funds; Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 49

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 54

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

---------------------

1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; John J. Dallahan, Senior Vice President, Investment Services; and David G. Peebles, Senior Vice President, Equity Investments. There are no family relationships among the Directors, officers and managerial level employees of the Company, or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1999.

      NAME                           AGGREGATE           TOTAL COMPENSATION
       OF                          COMPENSATION             FROM THE USAA
    DIRECTOR                     FROM THE COMPANY        FAMILY OF FUNDS (b)
    --------                     -----------------       -------------------
   Robert G. Davis                    None (a)                  None (a)
   Barbara B. Dreeben                $9,678                  $36,500
   Howard L. Freeman, Jr.            $9,678                  $36,500
   Robert L. Mason                   $9,678                  $36,500
   Michael J.C. Roth                   None (a)                 None (a)
   John W. Saunders, Jr.               None (a)                 None (a)
   Richard A. Zucker                 $9,678                  $36,500

 -----------
(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At March 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser.

As of May 14, 1999, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of May 14, 1999, USAA and its affiliates (including related employee benefit plans) owned 5,106,983 shares (2.9%) of the Intermediate-Term Fund, and no shares of the Long-Term, Short-Term and Tax Exempt Money Market Funds.

     The following table identifies all persons, who as of May 14, 1999, held of record or owned beneficially 5% or more of any of the Funds' shares.

                             NAME AND ADDRESS
      TITLE OF CLASS        OF BENEFICIAL OWNER           PERCENT OF CLASS
      --------------        -------------------           ----------------
        Short-Term          Robert M Kommerstad                  8.3%
           Fund             Lila M Kommerstad
                            Trst Kommerstad Family Trust
                            218 Deodar Ln
                            Bradbury, CA 91010-1011

                             THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $40 billion, of which approximately $26 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2000, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years, the Company paid the Manager the following fees:

     FUND                           1997              1998              1999
     -----                       ----------        ----------        ----------
    Long-Term                    $5,167,507        $5,497,968        $5,953,274
    Intermediate-Term            $4,723,990        $5,238,815        $6,118,842
    Short-Term                   $2,188,649        $2,442,108        $2,780,685
    Tax Exempt Money Market      $4,208,391        $4,292,183        $4,635,419

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $28.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the company's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Funds, other than the Tax Exempt Money Market Fund, may each advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

      Where:    P   =  a hypothetical initial payment of $1,000
                T   =  average annual total return
                n   =  number of years
              ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 3/31/99

                                 1       5        10
           Fund                Year    Years    Years
           ----                ----    -----    -----
         Long-Term             4.98%    7.26%    8.01%
         Intermediate-Term     5.42%    7.17%    7.68%
         Short-Term            4.46%    5.17%    5.63%

YIELD

The Funds, other than the Tax Exempt Money Market Fund, each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[((a-b)/(cd)+1)^6 -1]

      Where:    a   =  dividends and interest earned during the period
                b   =  expenses accrued for the period (net of reimbursement)
                c   =  the average daily number  of shares  outstanding  during the period that were entitled to receive dividends
                d   =  the maximum offering  price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

     The 30-day yields for the Funds for the period ended March 31, 1999, were as follows:

                         Long-Term Fund . . . . .4.56%
                      Intermediate-Term Fund . . . . 4.34%
                         Short-Term Fund . . . . 3.60%

YIELD - TAX EXEMPT MONEY MARKET FUND

When the Tax Exempt Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 1999, was 2.93%. Effective Yield For 7-day Period Ended March 31, 1999, was 2.97%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Tax Exempt Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the other Funds may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, an investor must know his federal marginal income tax rate. The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the federal marginal tax rate. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36 = 0.64).

     Tax-Equivalent Yield = Tax-Exempt Yield / (1- Federal Marginal Tax Rate)

     Based on a federal marginal tax rate of 36.0%, the tax-equivalent yields for the Long-Term, Intermediate-Term, Short-Term, and Tax Exempt Money Market Funds for the period ended March 31, 1999 were 7.13%, 6.78%, 5.63%, and 4.58%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc. and Thompson BankWatch, Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1  This  designation  denotes best quality.  There is present  strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2  This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         * Leading market positions in well-established industries.

         * High rates of return on funds employed.

         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.

         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay  principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  Capacity  for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest  certainty  of timely  payment.  Short-term  liquidity,  including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

HOUSTON POST, a newspaper that may cover financial news.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

IBC'S MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. Each Fund
will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
      --------------------------------------------------------------------

                  Down                     Up                    Mixed
           --------------------   ---------------------    --------------------
             Share     Shares       Share      Shares        Share     Shares
Investment   Price    Purchased     Price     Purchased      Price    Purchased
           --------------------   ---------------------    --------------------
   $100       10        10            6         16.67         10          10
    100        9        11.1          7         14.29          9          11.1
    100        8        12.5          7         14.29          8          12.5
    100        8        12.5          9         11.1           9          11.1
    100        6        16.67        10         10            10          10
   ----       --        -----        --         -----         --          -----
   $500    ***41        62.77     ***39         66.35      ***46          54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54        *Avg. Cost: $ 9.14
                        -----                    -----                    -----
         **Avg. Price: $ 8.20    **Avg. Price: $ 7.80      **Avg. Price: $ 9.20
                        -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases.
***  Cumulative total of share prices used to compute average prices.

06052-0899

USAA           USAA                                  STATEMENT OF
EAGLE          TAX EXEMPT                            ADDITIONAL INFORMATION
LOGO           FUND, INC.                            August 1, 1999
-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                CALIFORNIA FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the California Bond Fund and California Money Market Fund (collectively, the Funds or the California Funds). Each Fund is classified as diversified and has a common investment objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1999, for the California Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1999, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

        PAGE

           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           6   Investment Restrictions
           7   Special Risk Considerations
          12   Portfolio Transactions
          13   Description of Shares
          13   Certain Federal Income Tax Considerations
          15   California Taxation
          16   Directors and Officers of the Company
          19   The Company's Manager
          20   General Information
          20   Calculation of Performance Data
          22   Appendix A - Tax-Exempt Securities and Their Ratings
          25   Appendix B - Comparison of Portfolio Performance
          28   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the CALIFORNIA BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the CALIFORNIA MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the California Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the California Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the California Money Market Fund may request that checks be issued for their account. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the California Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The California Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and California state income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

OTHER POLICIES

Although the California Bond Fund is permitted to invest in options, financial futures contracts, and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) with respect to 75% of its total assets, purchase securities of any issuer (except the U.S. Government, its agencies and instrumentalities and any tax-exempt security guaranteed by the U.S. Government) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the state of California or other jurisdictions and each of its separate political subdivisions, agencies, authorities, and instrumentalities shall be treated as a separate issuer;

 (2) purchase more than 10% of the outstanding voting securities of any issuer;

 (3) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the California Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (7)  invest in issuers for the purpose of exercising control or management;

 (8) issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis or in financial futures contracts as permitted by Section 18(f)(2);

 (9) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (10) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (11) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (12) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (13) purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures contracts and options thereon;

 (14) invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

 (15) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1)  invest more than 15% (10% with  respect to the  California  Money  Market
      Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                          SPECIAL RISK CONSIDERATIONS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California (the "State") and various local agencies in California and from other relevant sources. While the Funds have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

     Certain of the tax-exempt securities in which the Funds may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities, and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Certain of the tax-exempt securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA.

     Section 1 of Article XIIIA limits the maximum ad valorem property tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges or (1) any indebtedness approved by the voters prior to July 1, 1978, or (2) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition.
Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under full cash value or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or a reduction in the Consumer Price Index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction"  for purposes of  determining  full cash value of property  under
Article XIIIA.

     Legislation enacted by the California Legislature to implement Article XIIIA (statutes of 1978, Chapter 292, as amended) provides, that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978-79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978-79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state revenues beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4 per $100 of assessed valuation) and the bonded debt tax rate. However, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     On November 6, 1979, another initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, state and local governmental entities have an annual "appropriations limit" and are not able to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amount permitted to be spent, the excess would have to be returned by revising tax rates or fee schedules over the subsequent two years.

     In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, a California death tax. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index such tax brackets to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (1) the California Legislature establish a prudent state reserve fund in an amount as shall be reasonable and necessary and (2) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fees schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

     Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, moneys to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (1) the amount which, as a percentage of the State General Fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State General Fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87, or (2) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from the sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year.

     In June 1989, the California Legislature enacted Senate Constitutional amendment number one ("SCA 1"), a proposed modification of the California Constitution to alter the spending limit in the educational funding provisions of Proposition 98. SCA 1 was approved by the voters on the June 1990 ballot and took effect on July 1, 1990. SCA 1 permits annual adjustments to the spending limit to be more closely linked to the rate of economic growth in the State. Instead of being tied to the consumer price index, the change in "cost of living" is measured by the change in California per capita personal income. In addition, if certain kinds of emergencies are declared by the Governor, an appropriation enacted by a two-thirds vote of the Legislature will be excluded from the State's appropriations limit.

     SCA 1 also provides two new exceptions to the calculation of appropriations which are subject to the spending limit. First, there will be excluded all appropriations for "qualified capital outlay projects" as defined by the Legislature. Second, there will be excluded any increase in gasoline taxes above their current 9% per gallon level. In addition, SCA 1 recalculates the appropriation limits for each unit in government, beginning in the 1990-91 fiscal year, based upon a two-year cycle. The Proposition 98 provision regarding excess taxes will also be modified. After a two-year period if there are any excess state tax revenues, 50% (instead of 100%) of the excess will be transferred to schools with the balance returned to taxpayers. SCA 1 also modifies in certain respects the complex adjustment in the Proposition 98 formula which guarantees schools a certain amount of the General Fund revenues.

     In September 1980, the legislature enacted a measure (Chapter 1342, Statutes of 1980) declaring that tax increment revenues are not "proceeds of taxes" within the meaning of Article XIIIB and that the allocation and expenditure of such moneys are not appropriations subject to the limitations under Article XIIIB, if used for repayment of indebtedness incurred for redevelopment activity. While the California Supreme Court expressly declined to rule on the validity of Chapter 1342 and the applicability of Article XIIIB to redevelopment agencies in HUNTINGTON PARK REDEVELOPMENT AGENCY V. MARTIN, two subsequent decisions of the California Court of Appeal have upheld the validity of Chapter 1342 and have concluded that redevelopment agencies are not subject to the appropriations limit of Article XIIIB. Proposition 87 was approved by the California voters on November 8, 1988. Proposition 87 amends
Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (1) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within the jurisdiction, (3) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (4) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (5) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (6) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (7) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (8) permits these provisions to be amended exclusively by the voters of the State of California. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     California  is the  most  populous  state  in  the  nation  with  a  total population estimated at 32.9 million. The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, entertainment, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993, California suffered through a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% at the worst of the recession. Recent economic reports indicate that, while the rate of economic growth is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effects elsewhere, may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

     The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

     The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

     The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

     The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under-budgeting certain expenditures, spending cutbacks, and savings assumptions.

     Because of the State of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

     On December 6, 1994, Orange County became the largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the
County's investment pool due to investments in high risk "derivative" securities. In September 1995, the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. In June 1996 the County completed a $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy protection. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

     Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995, the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. The county has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In December 1998, in recognition of the County's progress toward fiscal stability, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. In April 1999, the Los Angeles County Chief Administrative Officer proposed an approximately $14.4 billion 1999-00 budget, approximately 5.1% larger than the 1998-99 budget. For a second year in a row the budget would not require cuts in services and jobs to cover a deficit in the County's health department. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa by Moody's.

     Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust on real property.

     YEAR 2000. In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. The State reports that, although substantial progress has been made toward the goal of Y2K compliance, the task is still very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact the failure of any particular information technology systems or of outside interfaces with technology information systems might have. The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the California Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the California Bond Fund's portfolio turnover rates were as follows:

              1998. . . . . 20.16%            1999. . . . 7.20%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the California Bond and the California Money Market Funds in August 1989.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the California Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                              CALIFORNIA TAXATION

The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies as of January 1, 1998. Thus, to the extent the Funds distribute their income, they will be exempt from the California franchise and corporate income taxes as regulated investment companies under Section 24870 of the California Revenue and Taxation Code.

     In the year in which a Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (2), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under California law, the Fund will be qualified under California law to distribute dividends ("California exempt-interest dividends") which will be exempt from the California personal income tax. The Funds intend to qualify under the above requirement so that they can distribute California exempt-interest dividends. If the Funds fail to so qualify, no part of their dividends will be exempt from the California personal income tax.

     The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities, (as well as certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and
Guam), the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Funds that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by each Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by each Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from the California personal income tax.

     To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the California Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. If a shareholder of the Funds received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds' will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of California taxes to the receipt of the Funds' dividends and as to their own California tax situation.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 52

President and Chief Operating Officer of United Services Automobile Association
(USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 57

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 64

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 54

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 64

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Director
Age: 53

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 56

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 51

Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary, of each of the remaining funds within the USAA Family of Funds; Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 49

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 54

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

--------------------

1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; John J. Dallahan, Senior Vice President, Investment Services; and David G. Peebles, Senior Vice President, Equity Investments. There are no family relationships among the Directors, officers and managerial level employees of the Company, or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1999.

              NAME                 AGGREGATE          TOTAL COMPENSATION
               OF                 COMPENSATION           FROM THE USAA
            DIRECTOR            FROM THE COMPANY      FAMILY  OF  FUNDS(b)
         ------------           ----------------      --------------------
         Robert G. Davis             None (a)                  None (a)
         Barbara B. Dreeben        $9,678                   $36,500
         Howard L. Freeman, Jr.    $9,678                   $36,500
         Robert L. Mason           $9,678                   $36,500
         Michael J.C. Roth           None (a)                  None (a)
         John W. Saunders, Jr.       None (a)                  None (a)
         Richard A. Zucker         $9,678                   $36,500

-------------

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At March 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

All of the above Directors are also Directors/Trustees of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 14, 1999, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The following table identifies all persons, who as of May 14, 1999, held of record or owned beneficially 5% or more of either Fund's shares.

                           NAME AND ADDRESS
     TITLE OF CLASS       OF BENEFICIAL OWNER          PERCENT OF CLASS
     ---------------      -------------------          -----------------
    California Money      Idanta Partners Ltd.               6.7%
      Market Fund         4660 La Jolla Village Dr.
                          San Diego, CA  92122-4606

    California Money      David J Dunn                       5.0%
      Market Fund         Trst Dunn Family Trust
                          660 La Jolla Village Dr.
                          San Diego, CA  92122-4606

                             THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc.; USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $40 billion, of which approximately $26 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2000, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years, the Company paid the Manager the following fees:

                                   1997           1998            1999
                                ----------      ----------      ----------
  California Bond Fund          $1,366,876      $1,547,374      $1,842,748
  California Money Market Fund  $1,004,583      $1,212,332      $1,250,763

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $28.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The California Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

      Where:     P  =  a hypothetical initial payment of $1,000
                 T  =  average annual total return
                 n  =  number of years
               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the California Bond Fund was August 1, 1989. The Fund's average annual total returns for the periods ended March 31, 1999 were:

  1 year. . .   6.46%     5 years . . .  8.30%      Since inception . . 7.74%

YIELD

The California Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                         Yield = 2[((a-b)/(cd)+1)^6 -1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
                 c  =  the average  daily number of shares  outstanding  during the period that were entitled to receive dividends
                 d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 1999 was 4.12%.

YIELD - CALIFORNIA MONEY MARKET FUND

When the California Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield for 7-day Period Ended March 31, 1999, was 2.66%. Effective Yield for 7-day Period Ended March 31, 1999, was 2.70%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The California Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the California Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the California investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the state marginal tax rate adjusted to reflect the deductibility of state taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to both federal and state taxes is:

         EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x
                         (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 41.9% is 58.1%, that is (1.00-0.419=0.581).

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state marginal tax rate of 9.30%, resulting in an EMTR of 41.95%, the tax-equivalent yields for the California Bond and California Money Market Funds for the period ended March 31, 1999 were 7.10% and 4.58%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc. and Thompson BankWatch, Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This  designation  denotes  best  quality.  There is  present
                  strong   protection  by  established  cash  flows,   superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           *   Leading market positions in well-established industries.
           *   High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

HOUSTON POST, a newspaper that may cover financial news.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

IBC'S MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. Each Fund
will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX C -- DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
      --------------------------------------------------------------------

                  Down                     Up                    Mixed
           --------------------   ---------------------    --------------------
             Share     Shares       Share      Shares        Share     Shares
Investment   Price    Purchased     Price     Purchased      Price    Purchased
           --------------------   ---------------------    --------------------
   $100       10        10            6         16.67         10          10
    100        9        11.1          7         14.29          9          11.1
    100        8        12.5          7         14.29          8          12.5
    100        8        12.5          9         11.1           9          11.1
    100        6        16.67        10         10            10          10
   ----       --        -----        --         -----         --          -----
   $500    ***41        62.77     ***39         66.35      ***46          54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54        *Avg. Cost: $ 9.14
                        -----                    -----                    -----
         **Avg. Price: $ 8.20    **Avg. Price: $ 7.80      **Avg. Price: $ 9.20
                        -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases.
***  Cumulative total of share prices used to compute average prices.

                                      28
14356-0899

USAA    USAA                                           STATEMENT OF
EAGLE   TAX EXEMPT                                     ADDITIONAL  INFORMATION
LOGO    FUND, INC.                                     August 1, 1999

-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                 NEW YORK FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the New York Bond Fund and New York Money Market Fund (collectively, the Funds or the New York Funds). Each Fund is classified as diversified and has a common investment objective of providing New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1999, for the New York Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1999, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
         PAGE

           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           6   Investment Restrictions
           7   Special Risk Considerations
          17   Portfolio Transactions
          18   Description of Shares
          19   Certain Federal Income Tax Considerations
          20   Directors and Officers of the Company
          23   The Company's Manager
          25   General Information
          25   Calculation of Performance Data
          26   Appendix A - Tax-Exempt Securities and Their Ratings
          29   Appendix B - Comparison of Portfolio Performance
          32   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the NEW YORK BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the NEW YORK MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the New York Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the New York Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the New York Money Market Fund may request that checks be issued for their account. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the New York Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The New York Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3 % of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and New York State and New York City income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

OTHER POLICIES

Although the New York Bond Fund is permitted to invest in options, financial futures contracts, and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) with respect to 75% of its total assets, purchase securities of any issuer (other than a security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States; or any certificate of deposit for any of the foregoing) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the state of New York or other jurisdictions and each of its separate political subdivisions, agencies, authorities, and instrumentalities shall be treated as a separate issuer;

 (2) purchase more than 10% of the outstanding voting securities of any issuer;

 (3) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the New York Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (7)  invest in issuers for the purpose of exercising control or management;

 (8) issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis and may purchase and sell financial futures contracts and options as permitted by Section 18(f)(2);

 (9) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (10) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (11) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (12) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (13) purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and contracts and options thereon;

 (14) invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

 (15) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1) invest more than 15% (10% with respect to the New York Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                          SPECIAL RISK CONSIDERATIONS

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nations' finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector. New York City (the City), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     There can be no assurance that the State economy will not experience worse-than-predicted results in the 1999-2000 fiscal year (April 1, 1999 through March 31, 2000) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. In 1996, the State's per capita personal income exceeded the United States average by 19.6 percent. In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. The total employment growth in the State has been below the national average since 1987. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988. The unemployment rates for 1996 and 1997 were 6.2% and 6.4%, respectively, and the rate for 1998 has been projected by the State Division of Budget to be 5.7%.

     STATE BUDGET. The State Constitution requires the Governor to submit to the State Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     The Governor presented his 1999-2000 Executive Budget and the draft 1999-2000 State Financial Plan to the Legislature on January 27, 1999.
Consistent with the pattern of the budget negotiation and adoption process of recent years, the State has not adopted the 1999-2000 State Budget by April 1st. The State, however, has enacted legislation making appropriations for the legal requirements of State debt service, lease purchase payments and other special contractual obligations for the current fiscal year. Furthermore, such legislation also provides for the payment of the State's certificates of participation for the current fiscal year. There can be no assurance that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

     The draft 1999-2000 State Financial Plan, as amended in February 1999, projects a balanced General Fund, on a cash basis, with a General Fund closing balance of approximately $2.47 billion for the 1999-2000 fiscal year. The Governor has proposed to set aside approximately $1.79 billion of this balance as a tax reduction reserve. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. Total General Fund receipts, including transfers from other funds, are projected to be $38.81 billion, an increase of 5.5% from total receipts estimated for the 1998-99 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $37.14 billion, an increase of less than 2% over the estimated expenditures (including prepayments) for the 1998-99 fiscal year. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) and spending from all Governmental Funds (excluding transfers) are each projected to increase by less than 2% from the prior fiscal year.

     RECEIPTS. The forecast of General Fund receipts in fiscal year 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, as well as the continuing impact of earlier tax reductions. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-2001, but are expected to reduce receipts by approximately $1 billion annually when fully phased in at the end of the 2003-2004 fiscal year.

     The largest new tax cut proposals call for further reductions in the personal income tax to benefit middle income taxpayers. These proposals concern increasing the income threshold where the top tax rate applies and increasing the value of the dependent exemption. In addition the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations; extending the business tax rate reductions previously enacted for general corporations to banks and insurance companies as well as other proposals.

     Personal income tax collections for the 1999-2000 fiscal year are projected to reach approximately $22.88 billion, an increase of $2.77 billion (13.8 percent) over 1998-1999. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts. Collections also benefit from the estimated increase in income tax liability of 13.5 percent in 1998 and 5.3 percent in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations. This activity is related at least partially to recent changes in the federal tax treatment of such income. The growth in capital gains income is expected to plateau in 1999. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program.

     User tax and fees are projected at $7.17 billion in 1999-2000, a decrease of $76 million (one percent) from the 1998-1999 fiscal year. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund. Adjusted for these changes, the underlying growth of user taxes and fees is projected at approximately 2.5 percent. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. The continuing base of the sales tax is projected to grow approximately 4.4 percent in the 1999-2000 fiscal year, and assumes the Legislature will not enact additional "sales-tax free" weeks that would affect receipts before December 1, 1999, when the sales and use tax on clothing and footwear under $110 is eliminated.

     Business tax receipts are expected to total approximately $4.56 billion in 1999-2000, $241 million (five percent) below 1998-1999 estimated results. The impact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain this decline.

     Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline $134 million (11.9 percent) to $990 million in 1999-2000. The ongoing effect of tax cuts already in law is the main reason for the decline. In addition, this category formerly included receipts from the real property gains tax that was repealed in 1996, and receipts from the real property transfer tax that, since 1996, have been earmarked to support various environmental programs.

     Miscellaneous receipts are expected to total approximately $1.28 billion in the 1999-2000 fiscal year, a decline of $267 million (17.3 percent) from the 1998-1999 fiscal year. Roughly $165 million of this decline is attributable to the ongoing phase-out of medical provider assessments. Miscellaneous receipts include license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers.

     DISBURSEMENTS. Grants to Local Governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $24.84 billion for the 1999-2000 fiscal year, a decrease of 0.2 percent from the estimated level for the 1998-1999 fiscal year. Since 1994-1995, State spending on welfare has fallen approximately 32 percent, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Several trends have contributed to falling caseloads, including the State's strong economic performance over the past three years; State, federal and local welfare-to-work initiatives that have expanded training and support services to assist recipients in becoming self-sufficient; tightened eligibility review for applicants; and aggressive fraud prevention measures.

     State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government. It is projected to be approximately $6.89 billion for the 1999-2000 fiscal year. Spending in this category is projected to increase 3.7 percent above 1998-1999 and reflects the annualized costs of 1998-1999 collective bargaining agreements, the decline in federal receipts that offset General Fund spending for mental hygiene programs, the costs of staffing a new State prison, and growth in the Legislative and Judiciary budgets. The State's overall workforce is projected to remain stable at approximately 191,200 persons.

     General State Charges accounts primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes and payments of judgments against the State or its public officials. It is projected to be approximately $2.32 billion for the 1999-2000 fiscal year, an increase of 1.4 percent over the estimated level for the 1998-1999 fiscal year.

     Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. This is projected to be approximately $3.08 billion for the 1999-2000 fiscal year, an increase of 10.8 percent over the estimated level for the 1998-1999 fiscal year. The reclassification of SUNY community college debt service from local assistance accounts, annualized costs from prior borrowings and the Governor's proposed debt reduction program, which has the effect of increasing costs in the short-term in order to reduce outstanding debt more rapidly are factors that account for this increase.

     NON-RECURRING RESOURCES. The Division of the Budget estimates that the draft 1999-2000 Financial Plan includes approximately $33 million in non-recurring resources, comprising less than one-tenth of one percent of General Fund disbursements.

     FUTURE STATE FISCAL YEAR PROJECTIONS. The State Division of the Budget projects budget gaps of approximately $1.14 billion in 2000-2001 fiscal year and $2.07 billion in the 2001-2002 fiscal year. These gaps were projected after assuming that the State Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. Each gap also includes $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. The State has reached a tentative agreement with the Civil Service Employees Association
(CSEA) on a new four-year labor contract. If this agreement is ratified by CSEA and approved by the Legislature, and the terms of that contract applied to the entire Executive Branch workforce, the State estimates that the budget gaps would increase by $275 million in the 2000-2001 fiscal year and $475 million in the 2001-2002 fiscal year. Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the draft 1999-2000 Financial Plan recur and grow in value in future years. The State Division of the Budget projects that, if the projected budget gap for 2000-2001 is closed with recurring actions, the 2001-2002 budget gap would be reduced to $963 million under projections current as of February 9, 1999. The Governor is required by law to propose a balanced budget each year and will propose steps necessary to address any potential remaining budget gaps in subsequent budgets.

     SPECIAL CONSIDERATION. The State Division of Budget believes that its projections of receipts and disbursements accompanying the 1999-2000 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1999-2000 or in future fiscal years.

     According to the State Division of the Budget, over the long-term uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State's forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

     The fiscal effects of tax reductions adopted in the last several fiscal years and those proposed by the Governor in the Executive Budget are projected to grow more substantially beyond the 1999-2000 fiscal year. The incremental annual cost of enacted or proposed tax reductions is estimated to peak at $2.1 billion in 2000-2001, then gradually decline to about $1 billion in 2003-2004.

     Owing to these and other factors, the State may fact substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     YEAR 2000. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State established the Year 2000 Date Change Initiative to facilitate and coordinate New York State's Y2K compliance effort. The Office for Technology ("OFT"), under the direction of the Governor's Office of State Operations, is responsible for monitoring the State's compliance progress and for providing assistance and resources to State agencies. Each agency is responsible for bringing its individual systems into Year 2000 compliance.

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     In 1997,  OFT  completed a risk  assessment  of 712 State data  processing systems and prioritized those systems for purposes of Year 2000 compliance. The State has estimated that investments of at least $140 million will be required to bring the State's approximately 350 mission critical and high priority systems into Year 2000 compliance. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. The State allocated over $117 million in centralized Year 2000 funding in 1998-99 to those agencies that maintain mission-critical and high-priority systems. Agencies are also expending funds from their capital budgets to address the Year 2000 compliance issue. The State is planning to spend an additional $19 million in 1999-2000 for Year 2000 embedded chip compliance, and is also making a contingent appropriation available for unforeseen emergencies.

     As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems were Year 2000 compliant and the remaining systems were scheduled to be compliant by the first quarter of 1999. As of December 1998, the State had completed 70 percent of overall compliance effort on the high-priority systems; 168 systems were Year 2000 compliant and the remaining systems were on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

     Since problems could be identified during the compliance testing phase that could produce compliance delays, the State is also requiring its agencies to complete contingency plans for priority systems and business processes by the first quarter of 1999. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

     RECENT STATE FISCAL YEARS. The 1998-1999 State Financial Plan as revised through the third quarter projected a year-end available cash surplus of $1.79 billion in the General Fund (the major operating Fund of the State). The 1999-2000 Executive Budget has proposed using the projected available surplus from 1998-1999 to offset a portion of the incremental loss of tax receipts from enacted tax cut scheduled to be effective for the 2000-2001 and 2001-2002 years. General Fund receipt are projected to be approximately $36.78 billion while General Fund disbursements are projected to be approximately $36.61 billion. The State has projected a closing balance of $799 million in the General Fund. Prior to adoption of the State's 1998-1999 fiscal year budget, the State had projected a potential budget gap of under $1 billion.

     The State ended its 1997-1998 fiscal year in balance on a cash basis, with a reported 1997-1998 cash surplus of approximately $2.04 billion. Prior to adoption of the State's 1997-1998 fiscal year budget, the State had projected a potential budget gap of approximately $2.3 billion.

     The State ended its 1996-97 fiscal year in balance on a cash basis, with a reported 1996-97 cash surplus of $1.4 billion. Prior to adoption of the State's 1996-97 fiscal year budget, the State had projected a potential budget gap of approximately $3.9 billion.

     DEBT LIMITS, RATINGS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations (Authorities). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The  State  employs  additional  long-term  financing  mechanisms,   lease
purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public

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authority,  municipality or other entity,  the State's  obligation to make such
payments  is  generally   expressly  made  subject  to   appropriation  by  the
Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing
arrangement  with  the  Local  Government  Assistance   Corporation  (LGAC)  to
restructure the way the State makes certain local aid payments.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowings.

     As of March 9, 1999, Moody's rated New York State general obligations bonds A2, and Standard & Poor's rated such bonds A. Standard & Poor's revised its rating upwards from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

     As of March 31, 1998, the State had approximately $5.03 billion outstanding in general obligation debt, including $294 million in bond anticipation notes outstanding. The total amount of moral obligation debt was approximately $1.39 billion, and $24.02 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligations debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The total amount of State-supported debt outstanding grew from 3.4 percent of personal income in the State in the 1988-1989 fiscal year to 6.1 percent for the 1997-1998 fiscal year while State-related debt outstanding declined from
6.8 percent to 6.6 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. At the end of the 1997-1998 fiscal year, there was $37 billion of outstanding State-related debt and $34.25 billion of outstanding State-supported debt.

     Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $749.7 million for the 1997-98 fiscal year and were estimated to be $753.4 million for the 1998-99 fiscal year.

     LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State taxes. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the fiscal year ended March 31, 1998, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $872 million.

     AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of all State Authorities was $84.1 billion, up from $75.4 billion as of September 30, 1996.

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
     Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as user fees on bridges or tunnels, highway tolls and rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly The City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline, or interim appropriations enacted, or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial budget gaps in recent years in order to maintain balanced operating results. A pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers for each fiscal year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

     As of April 14, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to balance its budgets. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation (MAC) in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1998, MAC had outstanding an aggregate of approximately $3.2 billion of net long-term debt. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the Control Board) and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City (OSDC) to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Control Board continues to have oversight responsibilities.

     The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2003 fiscal years (the "1999-2003 Financial Plan", "Financial Plan" or "City Plan." On January 28, 1999, the City released the Financial Plan for the 1999 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 1998 (the "June Financial Plan"), as modified in November 1998. The Financial Plan projects revenues and expenditures for the 1999 and 2000 fiscal years balanced in accordance with GAAP, and project gaps of $1.4 billion, $1.6 billion and $1.2 billion for the 2001 through 2003 fiscal years, respectively.

     The 1999-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $1.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, and a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $345 million.

     In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal year 2001 through 2003. The gap-closing actions for the 1999 through 2003 fiscal years include: (i) additional agency actions totaling $286 million, $591 million, $392 million, $369 million and $357 million for fiscal years 1999 through 2003, respectively; (ii) additional Federal actions of $190 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $50 million of Federal revenue sharing and $140 million of increased Federal Medicaid aid in each of fiscal years 2000 through 2003; and (iii) additional State actions totaling approximately $300 million in each of fiscal year 2000 through 2003, including Medicaid cost containment initiatives proposed in the governor's Executive Budget for State fiscal year 1999-2000 and proposed by the City, which would reduce expenditures by the City by approximately $200 million in each of fiscal year 2000 through 2003, and proposals by the City that the State enact tort reform legislation, increase revenue sharing payments and expand State funding for low income uninsured children. The Financial Plan also reflects a proposed tax reduction program totaling $338 million, $410 million, $461 million and $473 million in fiscal year 2000 through 2003, respectively, including the elimination of the City's sales tax on all clothing as of December 1, 1999 and the extension of current tax reduction for owners of cooperatives and condominium apartments starting in fiscal year 2000, which are subject to State legislative approval, reduction of the commercial rent tax commencing in fiscal year 2000, and a $100 million annual tax reduction program, to be based on the advice of a tax reform task force, starting in fiscal year 2000.

     The 1999-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

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
     The Financial Plan assumes; (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $175 million, $536 million, $540 million and $548 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues of expenditure offsets in annual amounts ranging between $250 million and $300 million. It can be expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1999, and that there will be proposals to increase spending and reject Medicaid cost containment proposals in the Financial Plan. Accordingly, the Financial Plan may be changed by the time the budget for fiscal year 2000 is adopted. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal year 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 1999 through 2003 contemplates the issuance of $7.3 billion of general obligation bonds, $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.5 billion of bonds to be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the four leading cigarette companies. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is not able to issue $2.5 billion of bonds, the City will need to find another source of financing or substantially curtail or halt its capital program. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs filed a notice of appeal with the State's Court of Appeals for an appeal as of right of the Appellate Division order. The appeal as of right was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal with the Court of Appeals, which motion was denied on December 22, 1998. In March 1999, plaintiffs filed a petition for a writ of certiorari to the United States Supreme Court. Without additional borrowing capacity, under current projections the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. Even with the ability to issue $2.5 billion in bonds by TSASC, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.

     The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 54% (current as of April 14, 1999) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     From time to time, the Control Board staff, the staff of the Office of the State Deputy Comptroller of New York, the City Comptroller, the City's Independent Budget Office and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1999 fiscal year for financing cash flow needs for the 1999 fiscal year. The City issued $1.075 billion of short-term obligations in fiscal year 1998 to finance the City's current estimate of its seasonal cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal year.

     Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. On June 30, 1998, Yonkers satisfied the statutory conditions for ending the supervision of its finances by the Yonkers Board. Pursuant to State law, the control board's powers over Yonkers' finances lapsed after the satisfaction of these conditions, on December 31, 1998.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities and twenty-eight municipalities received more than $32 million in target unrestricted aid in the 1997-1998 State budget.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in New York State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, supplemented by letter agreement dated July 26, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the New York Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the New York Bond Fund's portfolio turnover rates were as follows:

             1998. . . . . 49.49%       1999. . . . . 27.64%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the New York Bond and New York Money Market Funds in October 1990.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share or each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the New York Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 52

President and Chief Operating Officer of United Services Automobile Association
(USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of

Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 57

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 64

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 54

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX 78230
Director
Age: 64

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 53

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 56

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 51

Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary, of each of the remaining funds within the USAA Family of Funds; Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 49

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 54

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

---------------------

 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2 Member of Executive Committee
 3 Member of Audit Committee
 4 Member of Pricing and Investment Committee
 5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; John J. Dallahan, Senior Vice President, Investment Services; and David G. Peebles, Senior Vice President, Equity Investments. There are no family relationships among the Directors, officers and managerial level employees of the Company, or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1999.

          NAME                    AGGREGATE           TOTAL COMPENSATION
           OF                    COMPENSATION            FROM THE USAA
         DIRECTOR              FROM THE COMPANY       FAMILY OF FUNDS (b)
         --------              -----------------      -------------------
         Robert G. Davis             None (a)                   None (a)
         Barbara B. Dreeben        $9,678                    $36,500
         Howard L. Freeman, Jr.    $9,678                    $36,500
         Robert L. Mason           $9,678                    $36,500
         Michael J.C. Roth           None (a)                   None (a)
         John W. Saunders, Jr.       None (a)                   None (a)
         Richard A. Zucker         $9,678                    $36,500

--------------------
(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At March 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 14, 1999, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The following table identifies all persons, who as of May 14, 1999, held of record or owned beneficially 5% or more of either Fund's shares.

                               NAME AND ADDRESS
        TITLE OF CLASS        OF BENEFICIAL OWNER         PERCENT OF CLASS
        --------------        -------------------         ----------------
        New York Money        Charles E. Dowdell               8.8%
         Market Fund          Nancy L. Dowdell JTWROS
                              5121 Donnington Road
                              Clarence, NY 14031-1501

                             THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $40 billion, of which approximately $26 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2000, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 2000, and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                   1997          1998          1999
                                 -------       --------      --------
New York Bond Fund               $248,023      $272,778      $317,866
New York Money Market Fund       $208,986      $217,662      $255,130

     Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive management fees to which it would have been entitled as follows:

                                   1997          1998          1999
                                 -------       -------       -------
New York Bond Fund               $85,840       $71,681       $59,045
New York Money Market Fund       $86,217       $71,994       $62,576

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $28.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all Out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The New York Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

     Where:       P   =   a hypothetical initial payment of $1,000
                  T   =   average annual total return
                  n   =   number of years
                ERV   =   ending  redeemable  value of a hypothetical  $1,000
                          payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the New York Bond Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 1999 were:

      1 year........5.73%    5 years.......7.36%    Since inception....8.25%

YIELD

The New York Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                         Yield = 2[((a-b)/(cd)+1)^6 -1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
              d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

The Fund's 30-day yield for the period ended March 31, 1999 was 4.36%.

YIELD - NEW YORK MONEY MARKET FUND

When the New York Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 1999, was 2.60%. Effective Yield For 7-day Period Ended March 31, 1999, was 2.63%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The New York Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the New York Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the New York investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the Federal marginal tax rate and the state (and City if applicable) marginal tax rate adjusted to reflect the deductibility of state (and City if applicable) taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to federal, state, and City taxes is:

         EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x
                         (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 42.84% is 57.16%, that is (1.00-0.4284= 0.5716).

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state and City marginal tax rate of 10.68%, resulting in an EMTR of 42.84%, the tax-equivalent yields for the New York Bond and New York Money Market Funds for the period ended March 31, 1999, were 7.63% and 4.55%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc. and Thompson BankWatch, Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This  designation  denotes  best  quality.  There is  present
                  strong   protection  by  established  cash  flows,   superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           *   Leading market positions in well-established industries.
           *   High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

HOUSTON POST, a newspaper that may cover financial news.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

IBC'S MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. Each Fund
will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

         As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
      --------------------------------------------------------------------

                  Down                     Up                    Mixed
           --------------------   ---------------------    --------------------
             Share     Shares       Share      Shares        Share     Shares
Investment   Price    Purchased     Price     Purchased      Price    Purchased
           --------------------   ---------------------    --------------------
   $100       10        10            6         16.67         10          10
    100        9        11.1          7         14.29          9          11.1
    100        8        12.5          7         14.29          8          12.5
    100        8        12.5          9         11.1           9          11.1
    100        6        16.67        10         10            10          10
   ----       --        -----        --         -----         --          -----
   $500    ***41        62.77     ***39         66.35      ***46          54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54        *Avg. Cost: $ 9.14
                        -----                    -----                    -----
         **Avg. Price: $ 8.20    **Avg. Price: $ 7.80      **Avg. Price: $ 9.20
                        -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases.
***  Cumulative total of share prices used to compute average prices.

17005-0899

USAA              USAA                                   STATEMENT OF
EAGLE             TAX EXEMPT                             ADDITIONAL INFORMATION
LOGO              FUND, INC.                             August 1, 1999
-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                 VIRGINIA FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Virginia Bond Fund and Virginia Money Market Fund (collectively, the Funds or the Virginia Funds). Each Fund is classified as diversified and has a common investment objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1999, for the Virginia Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1999, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

          PAGE

           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           6   Investment Restrictions
           7   Special Risk Considerations
           9   Portfolio Transactions
          10   Description of Shares
          11   Certain Federal Income Tax Considerations
          13   Virginia Taxation
          13   Directors and Officers of the Company
          16   The Company's Manager
          17   General Information
          18   Calculation of Performance Data
          19   Appendix A - Tax-Exempt Securities and Their Ratings
          22   Appendix B - Comparison of Portfolio Performance
          25   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the VIRGINIA BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the VIRGINIA MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Virginia Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Virginia Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment(1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Virginia Money Market Fund may request that checks be issued for their account. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Virginia Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Virginia Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all time to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and Virginia state income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

OTHER POLICIES

Although the Virginia Bond Fund is permitted to invest in options, financial futures contracts, and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) with respect to 75% of its total assets, purchase securities of any issuer (other than a security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States; or any certificate of deposit for any of the foregoing) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the Commonwealth of Virginia or other jurisdictions and each of its separate political subdivisions, agencies, authorities, and instrumentalities shall be treated as a separate issuer;

 (2) purchase more than 10% of the outstanding voting securities of any issuer;

 (3) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Virginia Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (7)  invest in issuers for the purpose of exercising control or management;

 (8) issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis and may purchase and sell financial futures contracts and options as permitted by Section 18(f)(2);

 (9) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (10) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (11) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (12) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (13) purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures contracts and options thereon;

 (14) invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

 (15) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1) invest more than 15% (10% with respect to the Virginia Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                          SPECIAL RISK CONSIDERATIONS

A substantial portion of the Funds' investments will consist of debt obligations issued to obtain funds for bonds issued by or on behalf of Virginia state and local governments and other public authorities (Virginia Issues). For this reason, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing, revenue collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

     Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

     Virginia Issues may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Issues.

     (a) THE COMMONWEALTH AS AN ISSUER. To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The fiscal year ended June 30, 1998, general fund revenues exceeded budget projections by $194 million. The economy of the Commonwealth is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. Defense spending is a major component. Defense installations are concentrated in Northern Virginia, the location of the Pentagon, and the Hampton Roads area, including the Cities of Newport News, Hampton, Norfolk, and Virginia Beach, the locations of, among other installations, the Army Transportation Center (Ft. Eustis), the Langley Air Force Base, Norfolk Naval Base, and the Oceana Naval Air Station, respectively. Any substantial reductions in defense spending generally or in particular areas, including base closings, could adversely affect the state and local economies.

     The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

     (b) BONDS OF OTHER ENTITIES. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

     Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

     Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

     Recent amendments to Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limit the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Company is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

     (c) OTHER FACTORS. Virginia municipal issuers have generally not been required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports. Virginia political subdivisions that sell bonds after July 3, 1995, will be subject to Rule 15c2-12 of the SEC that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

     Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

     With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

     When Virginia Issues are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Issues upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Issues resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Issues. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Issues must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

     The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Issues, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

     There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change and fluctuation of the return of the investment of the Virginia Issues proceeds. Credit risk relates to the issuer's, pledgor's, contributor's, grantor's, credit enhancer's and/or guarantor's ability to make timely payments of principal and interest and any premium. Furthermore, in revenue bond financings, the bonds may be payable exclusively from moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues which are revenue bonds may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, each Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by such Fund.

     The ability of each Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest and premium when due.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, supplemented by letter agreement dated July 26, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transaction with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Virginia Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the Virginia Bond Fund's portfolio turnover rates were as follows:

             1998. . . . . 14.24%         1999. . . . . 10.55%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the Virginia Bond and Virginia Money Market Funds in October 1990.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     A shareholder of the Virginia Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                               VIRGINIA TAXATION

As a regulated investment company, each Fund may distribute dividends (Virginia exempt-interest dividends) that are exempt from the Virginia income tax to its shareholders if (1) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is excluded from gross income for federal income tax purposes and (2) the Fund satisfies certain Virginia reporting requirements. The Funds intend to qualify and report under the above requirement so that they can distribute Virginia exempt-interest dividends. If a Fund fails to so qualify or report, no part of its dividends will be exempt from the Virginia income tax.

     The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities which pay interest excludable from federal gross income or derived from obligations of the United States which pay interest excludable from Virginia taxable income under the laws of the United States. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax.

     To the extent any portion of the dividends distributed to the shareholders by the Funds is derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains realized and distributed by the Funds generally will be taxable to their shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes.

     The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Funds' dividends and as to their own Virginia tax situation.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 52

President and Chief Operating Officer of United Services Automobile Association
(USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 57

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the

Boards of  Directors/Trustees  of each of the  remaining  funds within the USAA
Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 64

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 54

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman,  Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio,  TX 78230
Director
Age: 64

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 53

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 56

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 51

Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary, of each of the remaining funds within the USAA Family of Funds; Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 49

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 54

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

------------------------

 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2 Member of Executive Committee
 3 Member of Audit Committee
 4 Member of Pricing and Investment Committee
 5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; John J. Dallahan, Senior Vice President, Investment Services; and David G. Peebles, Senior Vice President, Equity Investments. There are no family relationships among the Directors, officers and managerial level employees of the Company, or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1999.

     NAME                           AGGREGATE            TOTAL COMPENSATION
      OF                          COMPENSATION             FROM THE USAA
    DIRECTOR                     FROM THE COMPANY        FAMILY OF FUNDS (b)
    --------                     -----------------       -------------------
    Robert G. Davis                   None (a)                   None (a)
    Barbara B. Dreeben              $9,678                    $36,500
    Howard L. Freeman, Jr.          $9,678                    $36,500
    Robert L. Mason                 $9,678                    $36,500
    Michael J.C. Roth                 None (a)                   None (a)
    John W. Saunders, Jr.             None (a)                   None (a)
    Richard A. Zucker               $9,678                    $36,500

-----------------

(a)  Robert  G. Davis,  Michael  J.C.  Roth,  and  John  W.  Saunders,  Jr. are
     affiliated   with   the   Company's   investment   adviser,  IMCO,  and,
     accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At March 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 14, 1999, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The Company knows of no one person who, as of May 14, 1999, held of record or owned beneficially 5% or more of either Fund's shares.

                             THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $40 billion, of which approximately $26 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2000, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 2000, and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                     1997          1998          1999
                                   --------     ----------    ----------
    Virginia Bond Fund             $940,252     $1,063,438    $1,227,753
    Virginia Money Market Fund     $371,358     $  388,424      $434,276

     Because the expenses of the Virginia Money Market Fund exceeded the Manager's voluntary expense limitation, in 1997, 1998 and 1999 the Manager did not receive management fees of $36,204, $13,712 and $3,706 respectively, from that Fund.

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $28.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Virginia Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

     Where:       P   =   a hypothetical initial payment of $1,000
                  T   =   average annual total return
                  n   =   number of years
                ERV   =   ending  redeemable  value  of a  hypothetical  $1,000
                          payment  made  at the   beginning  of the 1-,  5-, or
                          10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Virginia Bond Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 1999, were:

      1 year. . .  5.62%     5 years . .  7.33%     Since inception . . 7.94%

YIELD

The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                         Yield = 2[((a-b)/(cd)+1)^6 -1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 1999, was 4.47%.

YIELD -- VIRGINIA MONEY MARKET FUND

When the Virginia Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 1999, was 2.56%. Effective Yield For 7-day Period Ended March 31, 1999, was 2.59%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Virginia Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the Virginia Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the Virginia investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the state marginal tax rate adjusted to reflect the deductibility of state taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to both federal and state taxes is:

    EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x (1-Federal
                              Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 39.68% is 60.32%, that is (1.00-0.3968= 0.6032).

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state marginal tax rate of 5.75%, resulting in an EMTR of 39.68%, the tax-equivalent yields for the Virginia Bond and Virginia Money Market Funds for the period ended March 31, 1999 were 7.41% and 4.24%, respectively.

             APPENDIX A -- TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc. and Thompson BankWatch, Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This  designation  denotes  best  quality.  There is  present
                  strong   protection  by  established  cash  flows,   superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           *  Leading market positions in well-established industries.
           *  High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

               APPENDIX B -- COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

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CONSUMER  REPORTS,  a  monthly  magazine  that  from  time to time  reports  on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

HOUSTON POST, a newspaper that may cover financial news.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

IBC'S MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

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MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. Each Fund
will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

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                      APPENDIX C -- DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
      --------------------------------------------------------------------

                  Down                     Up                    Mixed
           --------------------   ---------------------    --------------------
             Share     Shares       Share      Shares        Share     Shares
Investment   Price    Purchased     Price     Purchased      Price    Purchased
           --------------------   ---------------------    --------------------
   $100       10        10            6         16.67         10          10
    100        9        11.1          7         14.29          9          11.1
    100        8        12.5          7         14.29          8          12.5
    100        8        12.5          9         11.1           9          11.1
    100        6        16.67        10         10            10          10
   ----       --        -----        --         -----         --          -----
   $500    ***41        62.77     ***39         66.35      ***46          54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54        *Avg. Cost: $ 9.14
                        -----                    -----                    -----
         **Avg. Price: $ 8.20    **Avg. Price: $ 7.80      **Avg. Price: $ 9.20
                        -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases.
***  Cumulative total of share prices used to compute average prices.

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